UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05822

MFS CHARTER INCOME TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

November 30, 2013

MFS® CHARTER INCOME TRUST

MCR-ANN

MFS® CHARTER INCOME TRUST

New York Stock Exchange Symbol: MCR

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The global economy continues to grow at a modest pace. U.S. job growth has picked up in recent months, and gross domestic product growth has accelerated each quarter.

The U.K. and eurozone economies are expanding again. China’s economy has regained traction, while Japan’s government and central bank have revived a once-struggling economy.

However, challenges still exist. The eurozone recovery remains uneven, with France at risk of sliding back into recession, and unemployment rates among the region’s northern countries differ substantially with rates in the south. China faces risks in its pursuit of greater domestic consumption. Japan is bracing itself for the national sales tax increase in April. The U.S. Federal Reserve remains a key focus for investors. As the nation’s economy improves, there are rising expectations that the Fed may start to shift away from its accommodative monetary policy.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

January 15, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Yield Corporates	58.2%
Emerging Markets Bonds	11.7%
Non-U.S. Government Bonds	11.2%
High Grade Corporates	10.7%
Commercial Mortgage-Backed Securities	4.9%
Mortgage-Backed Securities	2.9%
Floating Rate Loans	1.0%
Municipal Bonds	0.2%
Asset-Backed Securities	0.2%
Collateralized Debt Obligations	0.1%
U.S. Treasury Securities	(0.3)%

Composition including fixed income credit quality (a)(i)
AAA	4.1%
AA	2.3%
A	7.3%
BBB	18.8%
BB	27.4%
B	28.9%
CCC	9.2%
C	0.1%
D (o)	0.0%
U.S. Government	4.8%
Federal Agencies	2.9%
Not Rated	(5.0)%
Non-Fixed Income	0.3%
Cash & Other	(1.1)%

Portfolio facts (i)
Average Duration (d)	4.9
Average Effective Maturity (m)	7.3 yrs.

Issuer country weightings (i)(x)
United States	62.8%
United Kingdom	4.0%
Canada	3.1%
Japan	2.9%
Italy	2.5%
France	2.0%
Mexico	2.0%
Russia	1.9%
Luxembourg	1.7%
Other Countries	17.1%

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.

From time to time “Cash & Other Net Assets” may be negative due to borrowings for leverage transactions, timing of cash receipts, and/or equivalent exposure from any derivative holdings.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of 11/30/13.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

MFS Charter Income Trust (“fund”) is a closed-end fund. The fund’s investment objective is to seek high current income, but may also consider capital appreciation. MFS normally invests the fund’s assets primarily in debt instruments. MFS normally invests the fund’s assets in corporate bonds of US and/or foreign issuers, US Government securities, foreign government securities, mortgage-backed and other asset-backed securities of US and/or foreign issuers, and/or debt instruments of issuers located in emerging market countries. MFS allocates the fund’s assets across these categories with a view toward broad diversification across and within these categories.

For the twelve months ended November 30, 2013, shares of the MFS Charter Income Trust provided a total return of 4.28%, at net asset value and a total return of –6.13%, at market value. This compares with a return of 8.54% for the fund’s benchmark, the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index. Over the same period, the fund’s other benchmark, the MFS Charter Income Trust Blended Index (“Blended Index”), generated a return of 2.51%. The Blended Index reflects the blended returns of various fixed income market indices, with percentage allocations to each index designed to resemble the fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

The performance commentary below is based on the net asset value performance of the fund which reflects the performance of the underlying pool of assets held by the fund. The total return at market value represents the return earned by owners of the shares of the fund which are traded publicly on the exchange.

Market Environment

At the beginning of the period, year-end fiscal cliff negotiations between the Republicans in the US Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first half of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (Fed) would begin tapering its quantitative easing (QE) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was

Management Review – continued

short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Detractors from Performance

Relative to the Blended Index, the fund’s lesser exposure to shifts in the long portion (centered around maturities of 10 or more years) of the Japanese yield curve (y), negatively impacted relative performance as the Japanese yield curve flattened during the period.

Contributors to Performance

During the reporting period, strong bond selection, particularly in the industrials sector, strengthened relative returns. The portion of the fund’s return derived from yield, which was greater than that of the Blended Index, was another key contributor to relative performance.

A greater exposure to corporate bonds in the financial sector also benefited relative performance as this sector outperformed the broad market over the period. In terms of credit quality, the fund’s greater exposure to “BB” and lower rated (r) bonds was a positive factor for relative performance as lower quality credit spreads narrowed during the period.

The fund employs leverage which has been created through the use of loan agreements with a bank. To the extent that investments are purchased through the use of leverage, the fund’s net asset value will increase or decrease at a greater rate than a comparable unleveraged fund. During the reporting period, the fund’s use of leverage enhanced its absolute positive returns.

Respectfully,

Richard Hawkins	William Adams	Ward Brown
Portfolio Manager	Portfolio Manager	Portfolio Manager

David Cole	Pilar Gomez-Bravo	Joshua Marston
Portfolio Manager	Portfolio Manager	Portfolio Manager

Robert Persons	Matthew Ryan	Erik Weisman
Portfolio Manager	Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

Management Review – continued

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

Note to Shareholders: Effective December 1, 2012, Ward Brown, Joshua Marston and Erik Weisman are also Portfolio Managers of the Fund. Effective August 1, 2013, Pilar Gomez-Bravo and Robert Persons are also Portfolio Managers of the Fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 11/30/13

The following chart represents the fund’s historical performance in comparison to its benchmark(s). Investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than their original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the sale of fund shares. Performance data shown represents past performance and is no guarantee of future results.

Price Summary for MFS Charter Income Trust

Year Ended 11/30/13

	Date		Price
Net Asset Value	11/30/13		$10.17
	11/30/12		$10.40
New York Stock Exchange Price	11/30/13		$8.97
	1/18/13	(high) (t)	$10.58
	8/19/13	(low) (t)	$8.52
	11/30/12		$10.19

Total Returns vs Benchmarks

Year Ended 11/30/13

MFS Charter Income Trust at

New York Stock Exchange Price (r)	(6.13)%

Net Asset Value (r)	4.28%

Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)	8.54%

MFS Charter Income Trust Blended Index (f)(w)	2.51%

Barclays U.S. Credit Bond Index (f)	(1.85)%

Barclays U.S. Government/Mortgage Bond Index (f)	(1.58)%

Citigroup World Government Bond Non-Dollar Hedged Index (f)	2.20%

JPMorgan Emerging Markets Bond Index Global (f)	(6.26)%
(f)	Source: FactSet Research Systems Inc.

(r)	Includes reinvestment of dividends and capital gain distributions.

(t)	For the period December 1, 2012 through November 30, 2013.

Performance Summary – continued

(w)	MFS Charter Income Trust Blended Index is at a point in time and allocations during the period can change. As of November 30, 2013, the blended index was comprised of 15.2% Citigroup World Government Bond Non-Dollar Hedged Index, 12.8% JPMorgan Emerging Markets Bond Index Global, 42% Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, 10% Barclays U.S. Credit Bond Index, and 20% Barclays U.S. Government/Mortgage Bond Index.

Benchmark Definitions

Barclays U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Barclays U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

Citigroup World Government Bond Non-Dollar Hedged Index – a market capitalization-weighted index that is designed to represent the currency-hedged performance of the international developed government bond markets, excluding the United States.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S.-dollar- denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

It is not possible to invest directly in an index.

Notes to Performance Summary

The fund’s shares may trade at a discount or premium to net asset value. When fund shares trade at a premium, buyers pay more than the net asset value underlying fund shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the fund’s liquidation.

The fund’s monthly distributions may include a return of capital to shareholders to the extent that distributions are in excess of the fund’s net investment income and net capital gains, determined in accordance with federal income tax regulations. Distributions that are treated for federal income tax purposes as a return of capital will reduce each shareholder’s basis in his or her shares and, to the extent the return of capital exceeds such basis, will be treated as gain to the shareholder from a sale of shares. Returns of shareholder capital have the effect of reducing the fund’s assets and increasing the fund’s expense ratio.

Performance Summary – continued

Net asset values and performance results based on net asset value per share do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Statement of Assets and Liabilities or the Financial Highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase shares of the fund in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

PORTFOLIO MANAGERS’ PROFILES

Portfolio Manager	Primary Role	Since	Title and Five Year History
Richard Hawkins	Lead Portfolio Manager	2004	Investment Officer of MFS; employed in the investment management area of MFS since 1988.

William Adams	Lower Quality Debt Instruments Portfolio Manager	2011	Investment Officer of MFS; employed in the investment management area of MFS since 2009; Credit Analyst at MFS from 1997 to 2005.

Ward Brown	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 2005.

David Cole	Lower Quality Debt Instruments Portfolio Manager	2006	Investment Officer of MFS; employed in the investment management area of MFS since 2004.

Pilar Gomez-Bravo	Global Debt Instruments Portfolio Manager	August 2013	Investment Officer of MFS; employed in the investment management area of MFS since 2013; Imperial Capital from May 2012 to March 2013; Negentropy Capital from June 2011 to April 2012; Marengo Asset Management from June 2010 to April 2011; Neuberger Berman from June 2006 to May 2010.

Joshua Marston	Structured Securities Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 1999.

Robert Persons	Investment Grade Debt Instruments Portfolio Manager	August 2013	Investment Officer of MFS; employed in the investment management area of MFS since 2000.

Matthew Ryan	Emerging Markets Debt Instruments Portfolio Manager	2004	Investment Officer of MFS; employed in the investment management area of MFS since 1997.

Erik Weisman	Sovereign Debt Obligations Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 2002.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) that allows common shareholders to reinvest either all of the distributions paid by the fund or only the long-term capital gains. Generally, purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares on a quarterly basis in any amount $100 and over. The Plan Agent will purchase shares under the Cash Purchase Plan on the 15th of January, April, July, and October or shortly thereafter.

If shares are registered in your own name, new shareholders will automatically participate in the Plan, unless you have indicated that you do not wish to participate. If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate. There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the fund. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the transaction expenses, including commissions. Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional shares – the automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

You may withdraw from the Plan at any time by going to the Plan Agent’s website at www.computershare.com, by calling 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940 - 3078. Please have available the name of the fund and your account number. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of three ways: your full shares will be held in your account, the Plan Agent will sell your shares and send the proceeds to you, or you may transfer your full shares to your investment professional who can hold or sell them. Additionally, the Plan Agent will sell your fractional shares and send the proceeds to you.

If you have any questions or for further information or a copy of the Plan, contact the Plan Agent Computershare Trust Company, N.A. (the Transfer Agent for the fund) at 1-800-637-2304, at the Plan Agent’s website at www.computershare.com, or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940 - 3078.

PORTFOLIO OF INVESTMENTS

11/30/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 103.3%
Issuer	Shares/Par	Value ($)
Aerospace - 1.5%
Alliant Techsystems, Inc., 5.25%, 2021 (n)	$350,000	$351,750
BE Aerospace, Inc., 5.25%, 2022	250,000	256,250
Bombardier, Inc., 7.5%, 2018 (n)	1,040,000	1,180,400
Bombardier, Inc., 7.75%, 2020 (n)	375,000	426,563
Bombardier, Inc., 6.125%, 2023 (n)	905,000	900,475
CPI International, Inc., 8%, 2018	985,000	1,019,475
Huntington Ingalls Industries, Inc., 7.125%, 2021	2,275,000	2,479,750
Kratos Defense & Security Solutions, Inc., 10%, 2017	1,790,000	1,937,675

		$8,552,338
Airlines - 0.0%
Continental Airlines, Inc., 7.25%, 2021	$181,737	$207,634

Apparel Manufacturers - 0.8%
Hanesbrands, Inc., 6.375%, 2020	$875,000	$955,938
Jones Group, Inc., 6.875%, 2019	1,040,000	1,063,400
PVH Corp., 7.375%, 2020	1,305,000	1,425,713
PVH Corp., 4.5%, 2022	830,000	780,200

		$4,225,251
Asset-Backed & Securitized - 5.3%
Anthracite Ltd., “A”, CDO, FRN, 0.526%, 2019 (n)	$96,100	$95,803
Banc of America Commercial Mortgage, Inc., FRN, 5.937%, 2051	1,500,000	1,678,115
Bayview Financial Acquisition Trust, FRN, 5.483%, 2041	128,482	130,211
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.771%, 2040 (z)	714,251	339,004
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.366%, 2049	1,605,000	1,670,982
Commercial Mortgage Pass-Through Certificates, FRN, 5.969%, 2046	230,000	248,027
Countrywide Asset-Backed Certificates, FRN, 5.147%, 2033	637,911	646,122
Crest Ltd., CDO, 7%, 2040 (a)(d)	2,549,834	127,492
First Union-Lehman Brothers Bank of America, FRN, 0.696%, 2035 (i)	6,757,361	132,620
Goldman Sachs Mortgage Securities Corp., FRN, 5.994%, 2045	1,757,216	1,943,400
Greenwich Capital Commercial Funding Corp., 5.475%, 2039	954,545	1,017,513
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 6.002%, 2049	1,000,000	1,023,132

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 6.119%, 2051		$6,000,000	$6,064,602
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 6.002%, 2049		2,346,110	2,636,901
JPMorgan Chase Commercial Mortgage Securities Corp., “C”, FRN, 6.191%, 2051		185,000	98,291
JPMorgan Chase Commercial Mortgage Trust, 2007-LD11, “AM”, FRN, 6.002%, 2049		2,142,300	2,196,871
Merrill Lynch Mortgage Trust, FRN, 6.047%, 2050		1,350,000	1,509,716
Morgan Stanley Capital I Trust, “AM”, FRN, 5.874%, 2049		2,137,000	2,219,347
Multi Security Asset Trust, “A3”, CDO, 5%, 2035 (n)		514,445	516,502
Spirit Master Funding LLC, 5.05%, 2023 (z)		1,099,836	1,118,093
Wachovia Bank Commercial Mortgage Trust, “A4”, FRN, 6.122%, 2051		3,625,000	4,015,278

			$29,428,022
Automotive - 2.2%
Accuride Corp., 9.5%, 2018		$1,445,000	$1,434,163
Allison Transmission, Inc., 7.125%, 2019 (n)		1,655,000	1,783,263
FCE Bank PLC, 1.875%, 2016	EUR	100,000	137,966
Ford Motor Credit Co. LLC, 1.7%, 2016		$300,000	303,927
General Motors Financial Co., Inc., 4.75%, 2017 (n)		380,000	402,800
General Motors Financial Co., Inc., 6.75%, 2018		795,000	900,338
General Motors Financial Co., Inc., 4.25%, 2023 (n)		615,000	585,788
Goodyear Tire & Rubber Co., 6.5%, 2021		1,415,000	1,499,900
Goodyear Tire & Rubber Co., 7%, 2022		350,000	377,125
Jaguar Land Rover PLC, 7.75%, 2018 (n)		430,000	464,400
Jaguar Land Rover PLC, 8.125%, 2021 (n)		2,065,000	2,338,613
Jaguar Land Rover PLC, 5.625%, 2023 (n)		465,000	461,513
Lear Corp., 8.125%, 2020		952,000	1,051,960
Lear Corp., 4.75%, 2023 (n)		285,000	271,463
RCI Banque S.A., 4%, 2016	EUR	150,000	216,191
TRW Automotive, Inc., 4.45%, 2023 (n)		$184,000	182,620

			$12,412,030
Biotechnology - 0.0%
Life Technologies Corp., 6%, 2020		$200,000	$227,914

Broadcasting - 3.1%
AMC Networks, Inc., 7.75%, 2021		$843,000	$948,375
Clear Channel Communications, Inc., 9%, 2021		1,163,000	1,174,630
Clear Channel Worldwide Holdings, Inc., 6.5%, 2022		190,000	195,700
Clear Channel Worldwide Holdings, Inc., 6.5%, 2022		850,000	879,750

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Broadcasting - continued
Clear Channel Worldwide Holdings, Inc., “A”, 7.625%, 2020		$50,000	$52,250
Clear Channel Worldwide Holdings, Inc., “B”, 7.625%, 2020		440,000	464,200
Discovery Communications, Inc., 4.875%, 2043		200,000	186,506
Hughes Network Systems LLC, 7.625%, 2021		765,000	843,413
IAC/InterActive Corp., 4.875%, 2018 (z)		175,000	178,719
IAC/InterActive Corp., 4.75%, 2022		535,000	494,875
Inmarsat Finance PLC, 7.375%, 2017 (n)		790,000	821,600
Intelsat Jackson Holdings S.A., 6.625%, 2022 (n)		990,000	1,009,800
Intelsat Jackson Holdings S.A., 6.625%, 2022		595,000	606,900
Intelsat S.A., 8.125%, 2023 (n)		1,465,000	1,545,575
Liberty Media Corp., 8.5%, 2029		820,000	872,275
Liberty Media Corp., 8.25%, 2030		210,000	222,863
Myriad International Holdings B.V., 6%, 2020 (n)		1,301,000	1,372,555
Netflix, Inc., 5.375%, 2021 (n)		930,000	946,275
Nexstar Broadcasting, Inc., 6.875%, 2020		685,000	724,388
SIRIUS XM Radio, Inc., 4.25%, 2020 (n)		30,000	28,650
SIRIUS XM Radio, Inc., 5.875%, 2020 (n)		120,000	123,750
SIRIUS XM Radio, Inc., 5.75%, 2021 (n)		185,000	187,313
SIRIUS XM Radio, Inc., 5.25%, 2022 (n)		350,000	354,375
Univision Communications, Inc., 6.875%, 2019 (n)		855,000	921,263
Univision Communications, Inc., 7.875%, 2020 (n)		535,000	595,188
Univision Communications, Inc., 8.5%, 2021 (n)		710,000	786,325
Vivendi S.A., 4%, 2017	EUR	150,000	221,116
WPP Finance, 3.625%, 2022		$338,000	325,043

			$17,083,672
Brokerage & Asset Managers - 0.4%
E*TRADE Financial Corp., 6.375%, 2019		$2,140,000	$2,289,800

Building - 2.3%
Allegion U.S. Holding Co., Inc., 5.75%, 2021 (n)		$505,000	$523,938
Boise Cascade Co., 6.375%, 2020		505,000	530,250
Building Materials Holding Corp., 6.875%, 2018 (n)		790,000	843,325
Building Materials Holding Corp., 7%, 2020 (n)		600,000	645,000
Building Materials Holding Corp., 6.75%, 2021 (n)		675,000	727,313
CEMEX Espana S.A., 9.25%, 2020 (n)		925,000	1,004,781
CEMEX S.A.B. de C.V., 5.875%, 2019 (n)		253,000	247,940
CEMEX S.A.B. de C.V., 6.5%, 2019 (n)		284,000	287,550
CEMEX S.A.B. de C.V., 9.25%, 2020		560,000	608,300
CEMEX S.A.B. de C.V., 7.25%, 2021 (n)		423,000	428,816
CRH Finance Ltd., 3.125%, 2023	EUR	150,000	204,244
Gibraltar Industries, Inc., 6.25%, 2021		$60,000	61,800
HD Supply, Inc., 8.125%, 2019		495,000	552,544

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Building - continued
HD Supply, Inc., 7.5%, 2020		$855,000	$906,300
Holcim GB Finance Ltd., 8.75%, 2017	GBP	100,000	197,454
Lafarge S.A., 6.625%, 2018	EUR	200,000	310,260
Mohawk Industries, Inc., 3.85%, 2023		$134,000	127,603
Nortek, Inc., 8.5%, 2021		1,375,000	1,519,375
Owens Corning, Inc., 4.2%, 2022		250,000	242,299
Roofing Supply Group LLC/Roofing Supply Finance, Inc., 10%, 2020 (n)		760,000	855,000
USG Corp., 6.3%, 2016		1,328,000	1,427,600
USG Corp., 7.875%, 2020 (n)		480,000	531,600
USG Corp., 5.875%, 2021 (n)		235,000	243,225

			$13,026,517
Business Services - 1.2%
Equinix, Inc., 4.875%, 2020		$520,000	$518,700
Equinix, Inc., 5.375%, 2023		300,000	294,750
Fidelity National Information Services, Inc., 5%, 2022		700,000	715,750
First Data Corp., 10.625%, 2021 (n)		780,000	842,400
iGate Corp., 9%, 2016		1,608,000	1,718,550
Iron Mountain, Inc., 8.375%, 2021		746,000	805,680
Iron Mountain, Inc., 6%, 2023		125,000	127,500
Lender Processing Services, Inc., 5.75%, 2023		300,000	312,000
NeuStar, Inc., 4.5%, 2023		870,000	780,825
Tencent Holdings Ltd., 3.375%, 2018 (n)		449,000	458,957

			$6,575,112
Cable TV - 2.5%
CCO Holdings LLC, 8.125%, 2020		$1,045,000	$1,141,663
CCO Holdings LLC, 7.375%, 2020		250,000	271,875
CCO Holdings LLC, 6.5%, 2021		1,460,000	1,523,875
CCO Holdings LLC/CCO Capital Corp., 5.75%, 2024		395,000	372,288
Cequel Communications Holdings, 6.375%, 2020 (n)		675,000	696,938
Cequel Communications Holdings I LLC, 5.125%, 2021 (n)		180,000	171,000
Comcast Corp., 4.65%, 2042		200,000	183,927
DIRECTV Holdings LLC, 5.15%, 2042		389,000	343,153
DISH DBS Corp., 7.875%, 2019		240,000	277,800
DISH DBS Corp., 6.75%, 2021		1,000,000	1,077,500
DISH DBS Corp., 5%, 2023		630,000	600,075
Lynx I Corp., 5.375%, 2021 (n)		380,000	386,650
Lynx II Corp., 6.375%, 2023 (n)		295,000	304,588
Nara Cable Funding Ltd., 8.875%, 2018 (n)		475,000	509,438
Nara Cable Funding Ltd., 8.875%, 2018	EUR	150,000	220,841
ONO Finance ll PLC, 10.875%, 2019 (n)		$300,000	325,500
Shaw Communications, Inc., 5.65%, 2019	CAD	215,000	225,158

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Cable TV - continued
Telenet Finance Luxembourg, 6.375%, 2020 (n)	EUR	435,000	$633,791
Time Warner Cable, Inc., 5%, 2020		$300,000	304,091
Time Warner Cable, Inc., 5.75%, 2031	GBP	100,000	143,000
Unitymedia Hessen, 5.5%, 2023 (n)		$700,000	682,500
UPC Holding B.V., 9.875%, 2018 (n)		1,175,000	1,261,656
UPCB Finance III Ltd., 6.625%, 2020 (n)		1,104,000	1,175,760
Virgin Media Finance PLC, 8.375%, 2019		318,000	347,018
Ziggo Bond Co. B.V., 8%, 2018 (n)	EUR	635,000	918,720

			$14,098,805
Chemicals - 1.7%
Celanese U.S. Holdings LLC, 6.625%, 2018		$385,000	$413,394
Celanese U.S. Holdings LLC, 5.875%, 2021		544,000	580,720
Celanese U.S. Holdings LLC, 4.625%, 2022		210,000	201,600
Dow Chemical Co., 8.55%, 2019		200,000	258,808
Flash Dutch 2 B.V./U.S. Coatings Acquisition, 7.375%, 2021 (n)		455,000	482,300
FMC Corp., 4.1%, 2024		175,000	175,281
Hexion U.S. Finance Corp., 6.625%, 2020		330,000	336,188
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 8.875%, 2018		830,000	862,163
Huntsman International LLC, 8.625%, 2021		1,740,000	1,948,800
INEOS Finance PLC, 8.375%, 2019 (n)		1,000,000	1,111,250
INEOS Group Holdings S.A., 6.125%, 2018 (n)		515,000	518,219
LYB International Finance B.V., 4%, 2023		135,000	134,879
NOVA Chemicals Corp., 5.25%, 2023 (n)		550,000	566,500
Polypore International, Inc., 7.5%, 2017		365,000	386,900
Sociedad Quimica y Minera de Chile S.A., 5.5%, 2020 (n)		414,000	424,689
Tronox Finance LLC, 6.375%, 2020		1,220,000	1,221,525

			$9,623,216
Computer Software - 0.5%
Infor (US), Inc., 11.5%, 2018		$995,000	$1,149,225
Syniverse Holdings, Inc., 9.125%, 2019		1,225,000	1,338,313
VeriSign, Inc., 4.625%, 2023		375,000	359,063

			$2,846,601
Computer Software - Systems - 0.5%
Audatex North America, Inc., 6%, 2021 (n)		$1,315,000	$1,374,175
Audatex North America, Inc., 6.125%, 2023 (n)		210,000	216,825
CDW LLC/CDW Finance Corp., 12.535%, 2017		61,000	63,898
CDW LLC/CDW Finance Corp., 8.5%, 2019		1,060,000	1,177,925

			$2,832,823

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Conglomerates - 1.7%
Alstom S.A., 2.25%, 2017	EUR	100,000	$139,134
Amsted Industries, Inc., 8.125%, 2018 (n)		$1,655,000	1,746,025
BC Mountain LLC, 7%, 2021 (n)		570,000	567,150
Dynacast International LLC, 9.25%, 2019		890,000	979,000
Griffon Corp., 7.125%, 2018		1,635,000	1,745,363
Metalloinvest Finance Ltd., 5.625%, 2020 (n)		619,000	602,751
Renaissance Acquisition, 6.875%, 2021 (n)		1,345,000	1,348,363
Rexel S.A., 6.125%, 2019 (n)		520,000	540,800
Rexel S.A., 5.25%, 2020 (n)		220,000	222,750
Roper Industries, Inc., 1.85%, 2017		200,000	199,792
Siemens Financierings N.V., 5.25 to 2016, FRN to 2066	EUR	100,000	146,310
Siemens Financierings N.V., 6.125 to 2016, FRN to 2066	GBP	75,000	133,053
Silver II Borrower, 7.75%, 2020 (n)		$715,000	754,325
Votorantim Cimentos S.A., 5.25%, 2017	EUR	100,000	146,907
WESCO Distribution, Inc., 5.375%, 2021 (z)		$135,000	136,013

			$9,407,736
Construction - 0.0%
Empresas ICA S.A.B. de C.V., 8.9%, 2021		$145,000	$138,475

Consumer Products - 0.8%
Elizabeth Arden, Inc., 7.375%, 2021		$1,215,000	$1,325,869
Henkel AG & Co. KGaA, 5.375% to 2015, FRN to 2104	EUR	100,000	144,531
Jarden Corp., 7.5%, 2020		$1,355,000	1,466,788
Prestige Brands, Inc., 8.125%, 2020		257,000	285,591
Prosegur Compania de Seguridad S.A., 2.75%, 2018	EUR	200,000	276,499
Spectrum Brands Escrow Corp., 6.375%, 2020 (n)		$685,000	729,525

			$4,228,803
Consumer Services - 0.8%
ADT Corp., 6.25%, 2021 (n)		$560,000	$584,500
ADT Corp., 4.125%, 2023		60,000	53,120
Monitronics International, Inc., 9.125%, 2020		145,000	152,975
Monitronics International, Inc., 9.125%, 2020 (n)		715,000	754,325
QVC, Inc., 7.375%, 2020 (n)		485,000	524,798
Service Corp. International, 7%, 2017		1,955,000	2,194,488
Western Union Co., 3.35%, 2019		72,000	72,655

			$4,336,861
Containers - 2.1%
Ardagh Packaging Finance PLC, 7.375%, 2017 (n)		$990,000	$1,064,250
Ardagh Packaging Finance PLC, 9.125%, 2020 (n)		1,645,000	1,768,375
Ball Corp., 5%, 2022		543,000	536,213
Ball Corp., 4%, 2023		15,000	13,463

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Containers - continued
Berry Plastics Group, Inc., 9.5%, 2018		$220,000	$237,600
Berry Plastics Group, Inc., 9.75%, 2021		390,000	453,863
Crown American LLC, 4.5%, 2023		1,180,000	1,094,450
Exopack Holdings S.A., 7.875%, 2019 (n)		400,000	402,000
Greif, Inc., 6.75%, 2017		850,000	942,438
Greif, Inc., 7.75%, 2019		1,000,000	1,135,000
Reynolds Group, 7.125%, 2019		1,135,000	1,214,450
Reynolds Group, 9.875%, 2019		410,000	455,100
Reynolds Group, 5.75%, 2020		790,000	809,750
Reynolds Group, 8.25%, 2021		1,460,000	1,536,650

			$11,663,602
Defense Electronics - 0.3%
BAE Systems Holdings, Inc., 5.2%, 2015 (n)		$450,000	$479,998
BAE Systems PLC, 4.125%, 2022	GBP	150,000	250,342
Ducommun, Inc., 9.75%, 2018		$644,000	718,060

			$1,448,400
Electrical Equipment - 0.1%
Avaya, Inc., 9.75%, 2015		$460,000	$460,000
Avaya, Inc., 7%, 2019 (n)		190,000	184,775

			$644,775
Electronics - 0.5%
Nokia Corp., 5.375%, 2019		$500,000	$518,125
Nokia Corp., 6.625%, 2039		190,000	188,100
NXP B.V., 5.75%, 2023 (n)		630,000	644,175
Sensata Technologies B.V., 6.5%, 2019 (n)		1,130,000	1,217,575
Tyco Electronics Group S.A., 2.375%, 2018		44,000	44,016

			$2,611,991
Emerging Market Quasi-Sovereign - 2.9%
Banco de Reservas de La Republica Dominicana, 7%, 2023 (n)		$621,000	$589,950
Banco do Estado Rio Grande do Sul S.A., 7.375%, 2022 (n)		828,000	838,350
CNPC (HK) Overseas Capital Ltd., 4.5%, 2021 (n)		547,000	567,158
CNPC General Capital Ltd., 3.4%, 2023 (n)		227,000	210,697
Dolphin Energy Ltd., 5.5%, 2021 (n)		733,000	802,635
Ecopetrol S.A., 7.625%, 2019		594,000	700,920
Ecopetrol S.A., 7.375%, 2043		214,000	231,762
Gaz Capital S.A., 3.85%, 2020 (n)		637,000	614,705
Gaz Capital S.A., 3.389%, 2020	EUR	150,000	203,021
Gaz Capital S.A., 5.999%, 2021 (n)		$1,344,000	1,411,200
Gaz Capital S.A., 4.95%, 2028 (n)		543,000	472,410
Gazprom Neft, 4.375%, 2022 (n)		229,000	210,394

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Emerging Market Quasi-Sovereign - continued
Gazprom Neft, 6%, 2023 (z)		$209,000	$209,692
KazAgro National Management Holding, 4.625%, 2023 (n)		230,000	208,426
Kazakhstan Temir Zholy Co., 6.95%, 2042 (n)		1,167,000	1,167,000
Magyar Export-Import Bank, 5.5%, 2018 (n)		200,000	204,233
Majapahit Holding B.V., 7.25%, 2017 (n)		591,000	652,316
Majapahit Holding B.V., 8%, 2019 (n)		380,000	422,750
OJSC Russian Agricultural Bank, 5.298%, 2017 (n)		200,000	206,250
Pemex Project Funding Master Trust, 5.75%, 2018		642,000	711,015
Pertamina PT, 5.25%, 2021 (n)		256,000	244,160
Pertamina PT, 4.875%, 2022 (n)		272,000	247,860
Pertamina PT, 6%, 2042 (n)		318,000	257,580
Petrobras International Finance Co., 7.875%, 2019		1,008,000	1,165,840
Petroleos Mexicanos, 8%, 2019		1,101,000	1,329,458
Petroleos Mexicanos, 4.875%, 2022		774,000	793,350
Rosneft, 4.199%, 2022 (n)		865,000	791,475
Sberbank of Russia, 6.125%, 2022 (n)		403,000	426,173
Sinopec Group Overseas Development (2012) Ltd., 3.9%, 2022 (n)		279,000	275,811
Vnesheconombank, 5.942%, 2023 (z)		200,000	200,392

			$16,366,983
Emerging Market Sovereign - 2.7%
Dominican Republic, 7.5%, 2021 (n)		$548,000	$589,100
Dominican Republic, 5.875%, 2024 (n)		121,000	113,498
Government of Ukraine, 6.875%, 2015		500,000	465,000
Republic of Colombia, 8.125%, 2024		664,000	858,220
Republic of Croatia, 5.5%, 2023 (n)		950,000	909,863
Republic of Hungary, 5.375%, 2023		314,000	307,328
Republic of Indonesia, 11.625%, 2019 (n)		1,125,000	1,510,313
Republic of Indonesia, 3.375%, 2023 (n)		302,000	258,210
Republic of Lithuania, 6.625%, 2022 (n)		752,000	881,720
Republic of Panama, 9.375%, 2029		1,062,000	1,476,180
Republic of Peru, 7.35%, 2025		355,000	448,188
Republic of Romania, 6.75%, 2022 (n)		1,030,000	1,166,990
Republic of Romania, 4.375%, 2023 (n)		226,000	217,808
Republic of Slovakia, 4.375%, 2022 (n)		1,375,000	1,419,688
Republic of Turkey, 5.625%, 2021		362,000	375,756
Republic of Turkey, 6.25%, 2022		390,000	418,236
Russian Federation, 4.5%, 2022 (n)		400,000	407,200
Russian Federation, 4.875%, 2023 (n)		800,000	818,000
United Mexican States, 3.625%, 2022		1,130,000	1,119,830
United Mexican States, 8.5%, 2029	MXN	13,970,000	1,209,129

			$14,970,257

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Energy - Independent - 5.9%
Afren PLC, 11.5%, 2016 (n)	$476,000	$552,160
Afren PLC, 10.25%, 2019 (n)	463,000	538,238
Antero Resources Finance Corp., 6%, 2020	390,000	408,525
Antero Resources Finance Corp., 5.375%, 2021 (n)	550,000	555,500
BreitBurn Energy Partners LP, 8.625%, 2020	330,000	353,100
BreitBurn Energy Partners LP, 7.875%, 2022	1,470,000	1,503,075
Carrizo Oil & Gas, Inc., 8.625%, 2018	435,000	472,519
Carrizo Oil & Gas, Inc., 7.5%, 2020	355,000	388,725
Chaparral Energy, Inc., 7.625%, 2022	710,000	768,575
Concho Resources, Inc., 6.5%, 2022	1,075,000	1,163,688
Concho Resources, Inc., 5.5%, 2023	590,000	598,850
Continental Resources, Inc., 8.25%, 2019	1,170,000	1,284,075
Continental Resources, Inc., 7.375%, 2020	50,000	56,000
Continental Resources, Inc., 4.5%, 2023	391,000	387,090
Denbury Resources, Inc., 8.25%, 2020	1,545,000	1,705,294
Energy XXI Gulf Coast, Inc., 9.25%, 2017	1,585,000	1,767,275
Energy XXI Gulf Coast, Inc., 7.5%, 2021 (n)	595,000	623,263
EP Energy LLC, 6.875%, 2019	300,000	323,250
EP Energy LLC, 9.375%, 2020	1,160,000	1,334,000
EP Energy LLC, 7.75%, 2022	1,815,000	2,041,875
EPL Oil & Gas, Inc., 8.25%, 2018	800,000	859,000
Halcon Resources Corp., 8.875%, 2021	1,755,000	1,781,325
Harvest Operations Corp., 6.875%, 2017	1,380,000	1,490,400
Hess Corp., 8.125%, 2019	100,000	125,653
Hilcorp Energy I/Hilcorp Finance Co., 8%, 2020 (n)	400,000	433,000
Laredo Petroleum, Inc., 9.5%, 2019	1,080,000	1,204,200
LINN Energy LLC, 8.625%, 2020	530,000	567,100
LINN Energy LLC, 7.75%, 2021	418,000	433,675
MEG Energy Corp., 6.5%, 2021 (n)	420,000	436,800
MEG Energy Corp., 7%, 2024 (n)	435,000	443,700
Oasis Petroleum, Inc., 6.875%, 2022 (n)	520,000	559,000
QEP Resources, Inc., 6.875%, 2021	1,690,000	1,795,625
Range Resources Corp., 8%, 2019	1,045,000	1,112,925
Range Resources Corp., 5%, 2022	310,000	304,575
Samson Investment Co., 10.5%, 2020 (n)	640,000	692,000
SandRidge Energy, Inc., 8.125%, 2022	1,440,000	1,517,400
SM Energy Co., 6.5%, 2021	925,000	989,750
Whiting Petroleum Corp., 6.5%, 2018	820,000	871,250
Whiting Petroleum Corp., 5%, 2019	405,000	414,113

		$32,856,568

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Energy - Integrated - 0.5%
BG Energy Capital PLC, FRN, 6.5%, 2072	EUR	150,000	$228,737
Eni S.p.A., 4%, 2020	EUR	100,000	150,502
Husky Energy, Inc., 5.9%, 2014		$306,000	314,484
Listrindo Capital B.V., 6.95%, 2019 (n)		200,000	207,000
LUKOIL International Finance B.V., 4.563%, 2023 (n)		744,000	691,920
Pacific Rubiales Energy Corp., 7.25%, 2021 (n)		1,107,000	1,165,118
Pacific Rubiales Energy Corp., 5.125%, 2023 (n)		201,000	182,408

			$2,940,169
Engineering - Construction - 0.1%
BakerCorp International, Inc., 8.25%, 2019		$665,000	$660,013

Entertainment - 1.0%
Activision Blizzard, Inc., 6.125%, 2023 (n)		$495,000	$518,513
AMC Entertainment, Inc., 8.75%, 2019		1,390,000	1,487,300
Cedar Fair LP, 9.125%, 2018		450,000	490,500
Cedar Fair LP, 5.25%, 2021 (n)		755,000	739,900
Cinemark USA, Inc., 5.125%, 2022		530,000	510,788
Cinemark USA, Inc., 4.875%, 2023		590,000	553,125
Six Flags Entertainment Corp., 5.25%, 2021 (n)		1,155,000	1,131,900

			$5,432,026
Financial Institutions - 4.0%
Aviation Capital Group, 4.625%, 2018 (n)		$555,000	$568,298
Aviation Capital Group, 6.75%, 2021 (n)		235,000	254,516
CIT Group, Inc., 5.25%, 2018		1,320,000	1,422,300
CIT Group, Inc., 6.625%, 2018 (n)		1,555,000	1,757,150
CIT Group, Inc., 5.5%, 2019 (n)		1,315,000	1,416,913
CIT Group, Inc., 5%, 2022		640,000	633,600
Credit Acceptance Corp., 9.125%, 2017		875,000	922,031
General Electric Capital Corp., 3.1%, 2023		750,000	717,122
Icahn Enterprises LP, 8%, 2018		2,064,000	2,154,300
Icahn Enterprises LP, 6%, 2020 (n)		70,000	71,838
International Lease Finance Corp., 8.625%, 2015		320,000	356,400
International Lease Finance Corp., 7.125%, 2018 (n)		1,075,000	1,242,969
Nationstar Mortgage LLC/Capital Corp., 10.875%, 2015		400,000	411,000
Nationstar Mortgage LLC/Capital Corp., 6.5%, 2018		800,000	814,000
Nationstar Mortgage LLC/Capital Corp., 9.625%, 2019		25,000	28,125
Nationstar Mortgage LLC/Capital Corp., 7.875%, 2020		1,950,000	2,023,125
PHH Corp., 7.375%, 2019		1,050,000	1,134,000
PHH Corp., 6.375%, 2021		475,000	477,969
SLM Corp., 8.45%, 2018		1,810,000	2,108,650
SLM Corp., 8%, 2020		1,685,000	1,912,475
SLM Corp., 7.25%, 2022		460,000	487,600

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Financial Institutions - continued
TMK Capital S.A., 6.75%, 2020 (n)		$1,299,000	$1,264,901

			$22,179,282
Food & Beverages - 1.5%
Ajecorp B.V., 6.5%, 2022 (n)		$1,043,000	$1,037,737
Anheuser-Busch InBev S.A., 6.875%, 2019		300,000	372,346
B&G Foods, Inc., 4.625%, 2021		465,000	444,075
BFF International Ltd., 7.25%, 2020		250,000	281,875
Coca-Cola HBC Finance B.V., 4.25%, 2016	EUR	150,000	221,274
Conagra Foods, Inc., 3.2%, 2023		$250,000	233,692
Constellation Brands, Inc., 3.75%, 2021		355,000	334,588
Constellation Brands, Inc., 4.25%, 2023		900,000	846,000
Embotelladora Andina S.A., 5%, 2023 (n)		236,000	235,786
Grupo Bimbo S.A.B. de C.V., 4.5%, 2022 (n)		468,000	472,718
Hawk Acquisition Sub, Inc., 4.25%, 2020 (n)		695,000	668,938
JBS Investments GmbH, 7.75%, 2020 (n)		397,000	398,985
Sun Merger Sub, Inc., 5.875%, 2021 (n)		725,000	750,375
TreeHouse Foods, Inc., 7.75%, 2018		1,045,000	1,099,863
Tyson Foods, Inc., 6.6%, 2016		912,000	1,019,678
Wm Wrigley Jr. Co., 2.9%, 2019 (n)		107,000	108,213

			$8,526,143
Food & Drug Stores - 0.1%
CVS Caremark Corp., 5.75%, 2017		$250,000	$285,945

Forest & Paper Products - 0.7%
Appvion, Inc., 9%, 2020 (z)		$595,000	$581,613
Fibria Overseas Finance Ltd., 7.5%, 2020 (n)		291,000	318,645
Graphic Packaging Holding Co., 7.875%, 2018		510,000	553,350
Smurfit Kappa Group PLC, 4.875%, 2018 (n)		905,000	934,413
Smurfit Kappa Group PLC, 7.75%, 2019 (n)	EUR	560,000	830,217
Tembec Industries, Inc., 11.25%, 2018		$425,000	466,438

			$3,684,676
Gaming & Lodging - 1.7%
Caesars Entertainment Operating Co., Inc., 8.5%, 2020		$300,000	$288,750
Chester Downs & Marina LLC, 9.25%, 2020 (n)		315,000	315,000
GLP Capital LP/GLP Financing II, Inc., 4.375%, 2018 (n)		380,000	387,600
Hilton Worldwide Finance Co., 5.625%, 2021 (n)		750,000	765,000
Isle of Capri Casinos, Inc., 8.875%, 2020		960,000	1,022,400
Isle of Capri Casinos, Inc., 5.875%, 2021		125,000	121,250
MGM Resorts International, 11.375%, 2018		730,000	932,575
MGM Resorts International, 6.625%, 2021		745,000	784,113
Pinnacle Entertainment, Inc., 8.75%, 2020		905,000	1,000,025

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Gaming & Lodging - continued
Playa Resorts Holdings B.V., 8%, 2020 (n)		$310,000	$325,500
PNK Finance Corp., 6.375%, 2021 (n)		495,000	511,088
Ryman Hospitality Properties, Inc., REIT, 5%, 2021		420,000	411,600
Seven Seas Cruises S. DE R.L., 9.125%, 2019		935,000	1,032,006
Wynn Las Vegas LLC, 7.75%, 2020		1,165,000	1,298,975

			$9,195,882
Health Maintenance Organizations - 0.0%
Wellcare Health Plans, Inc., 5.75%, 2020		$200,000	$205,500

Industrial - 0.8%
Dematic S.A., 7.75%, 2020 (n)		$1,015,000	$1,083,513
Howard Hughes Corp., 6.875%, 2021 (n)		915,000	949,313
Hyva Global B.V., 8.625%, 2016 (n)		1,124,000	1,138,050
Mueller Water Products, Inc., 8.75%, 2020		459,000	515,228
SPL Logistics Escrow LLC, 8.875%, 2020 (n)		670,000	711,875

			$4,397,979
Insurance - 0.7%
American International Group, Inc., 4.875% to 2017, FRN to 2067	EUR	250,000	$335,719
Assicurazioni Generali S.p.A., 7.75% to 2022, FRN to 2042	EUR	100,000	155,383
Aviva PLC, 5.7% to 2015, FRN to 2049	EUR	150,000	211,274
CNP Assurances S.A., 6% TO 2020, FRN to 2040	EUR	200,000	292,078
Delta Lloyd N.V., FRN, 9%, 2042	EUR	150,000	241,473
Five Corners Funding Trust, 4.419%, 2023 (n)		$250,000	251,274
MetLife, Inc., 9.25% to 2038, FRN to 2068 (n)		677,000	866,560
Metropolitan Life Global Funding I, 5.125%, 2014 (n)		860,000	881,223
Unum Group, 7.125%, 2016		500,000	571,555

			$3,806,539
Insurance - Health - 0.0%
CIGNA Corp., 5.375%, 2042		$200,000	$210,174

Insurance - Property & Casualty - 0.8%
Amlin PLC, 6.5% to 2016, FRN to 2026	GBP	50,000	$84,541
AXIS Capital Holdings Ltd., 5.75%, 2014		$1,013,000	1,062,181
Berkshire Hathaway, Inc., 4.5%, 2043		250,000	235,208
Clerical Medical Finance PLC, 4.25% to 2015, FRN to 2049	EUR	200,000	271,428
Mapfre S.A., 5.125%, 2015	EUR	200,000	289,455
QBE Capital Funding III Ltd., 7.5% to 2021, FRN to 2041	GBP	100,000	179,505
XL Group PLC, 6.5% to 2017, FRN to 2049		$1,695,000	1,661,100
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2067 (n)		627,000	664,620

			$4,448,038

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
International Market Quasi-Sovereign - 1.1%
Eksportfinans A.S.A., 5.5%, 2016		$250,000	$262,500
Eksportfinans A.S.A., 5.5%, 2017		375,000	394,219
Electricite de France, FRN, 5.25%, 2049 (n)		1,340,000	1,323,920
ESB Finance Ltd., 4.375%, 2019	EUR	200,000	301,304
Israel Electric Corp. Ltd., 5.625%, 2018 (n)		$1,248,000	1,313,520
Israel Electric Corp. Ltd., 6.875%, 2023 (n)		1,156,000	1,229,695
KFW International Finance, Inc., 4.875%, 2019		1,000,000	1,161,500

			$5,986,658
International Market Sovereign - 9.9%
Commonwealth of Australia, 5.75%, 2021	AUD	1,701,000	$1,732,389
Federal Republic of Germany, 4.25%, 2018	EUR	1,091,000	1,730,602
Federal Republic of Germany, 6.25%, 2030	EUR	942,000	1,939,396
Government of Canada, 4.5%, 2015	CAD	747,000	739,573
Government of Canada, 4.25%, 2018	CAD	447,000	468,510
Government of Canada, 3.25%, 2021	CAD	911,000	918,557
Government of Canada, 5.75%, 2033	CAD	196,000	257,668
Government of Japan, 1.1%, 2020	JPY	762,900,000	7,824,207
Government of Japan, 2.1%, 2024	JPY	257,750,000	2,892,027
Government of Japan, 2.2%, 2027	JPY	392,000,000	4,456,346
Government of Japan, 1.8%, 2043	JPY	81,000,000	815,234
Kingdom of Belgium, 5.5%, 2017	EUR	1,836,000	2,938,324
Kingdom of Belgium, 4.25%, 2021	EUR	437,000	695,252
Kingdom of Denmark, 3%, 2021	DKK	2,538,000	518,596
Kingdom of Spain, 5.5%, 2017	EUR	240,000	362,449
Kingdom of Spain, 4.6%, 2019	EUR	2,130,000	3,145,117
Kingdom of Sweden, 5%, 2020	SEK	1,895,000	347,607
Kingdom of the Netherlands, 5.5%, 2028	EUR	708,000	1,309,871
Republic of Austria, 4.65%, 2018	EUR	1,679,000	2,642,448
Republic of Finland, 3.875%, 2017	EUR	457,000	697,328
Republic of France, 6%, 2025	EUR	341,000	628,629
Republic of France, 4.75%, 2035	EUR	1,278,000	2,177,513
Republic of Iceland, 4.875%, 2016 (n)		$1,646,000	1,713,898
Republic of Ireland, 4.5%, 2020	EUR	798,000	1,179,092
Republic of Ireland, 5.4%, 2025	EUR	315,000	484,170
Republic of Italy, 5.25%, 2017	EUR	3,500,000	5,270,165
Republic of Italy, 3.75%, 2021	EUR	2,636,000	3,683,781
United Kingdom Treasury, 8%, 2021	GBP	1,260,000	2,875,849
United Kingdom Treasury, 4.25%, 2036	GBP	515,000	941,885

			$55,386,483
Internet - 0.2%
Baidu, Inc., 3.25%, 2018		$989,000	$1,011,509

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Machinery & Tools - 1.7%
Case New Holland, Inc., 7.875%, 2017		$2,235,000	$2,642,888
CNH America LLC, 7.25%, 2016		710,000	781,000
CNH Capital LLC, 3.625%, 2018		100,000	101,000
Ferreycorp S.A.A., 4.875%, 2020 (n)		756,000	710,640
H&E Equipment Services Co., 7%, 2022		1,245,000	1,360,163
NESCO LLC/NESCO Holdings Corp., 11.75%, 2017 (n)		1,215,000	1,369,913
RSC Equipment Rental, Inc., 8.25%, 2021		940,000	1,069,250
United Rentals North America, Inc., 5.75%, 2018		500,000	536,875
United Rentals North America, Inc., 7.625%, 2022		1,000,000	1,120,000

			$9,691,729
Major Banks - 3.0%
ABN AMRO North America Finance, Inc., 7.125%, 2022	EUR	150,000	$245,166
Banco Santander U.S. Debt S.A.U., 3.781%, 2015 (n)		$1,400,000	1,445,648
Bank of America Corp., 7.375%, 2014		1,000,000	1,030,305
Bank of America Corp., 7.625%, 2019		370,000	462,699
Bank of America Corp., FRN, 5.2%, 2049		1,005,000	904,500
Barclays Bank PLC, 6%, 2021	EUR	100,000	155,084
Barclays Bank PLC, 7.625%, 2022		$1,185,000	1,245,731
Barclays Bank PLC, 6.75% to 2018, FRN to 2023	GBP	100,000	179,709
BBVA Senior Finance S.A., 3.25%, 2016	EUR	200,000	282,176
BNP Paribas, FRN, 3.002%, 2014		$730,000	749,856
Credit Agricole S.A., 7.375%, 2023	GBP	50,000	96,858
Credit Agricole S.A., 7.875% to 2019, FRN to 2049	EUR	200,000	308,651
Credit Suisse Group AG, 6.5%, 2023 (n)		$457,000	483,716
Credit Suisse New York, 5.5%, 2014		1,000,000	1,021,046
Goldman Sachs Group, Inc., 5.75%, 2022		500,000	564,289
HSBC USA, Inc., 4.875%, 2020		460,000	499,555
ING Bank N.V., 4.875%, 2021	EUR	100,000	159,163
JPMorgan Chase & Co., 6.3%, 2019		$500,000	595,526
JPMorgan Chase & Co., 3.25%, 2022		478,000	458,438
JPMorgan Chase & Co., 6% to 2023, FRN to 2049		1,515,000	1,458,188
Macquarie Group Ltd., 3%, 2018 (z)		400,000	400,234
Morgan Stanley, 5.75%, 2016		397,000	444,582
Morgan Stanley, 6.625%, 2018		391,000	460,978
RBS Capital Trust II, 6.425% to 2034, FRN to 2049		530,000	494,225
Royal Bank of Scotland Group PLC, 6.934%, 2018	EUR	150,000	229,535
Royal Bank of Scotland Group PLC, 5.5%, 2020	EUR	150,000	241,033
Royal Bank of Scotland Group PLC, 6.99% to 2017, FRN to 2049 (n)		$350,000	370,125
Royal Bank of Scotland Group PLC, 7.648% to 2031, FRN to 2049		1,140,000	1,188,450
Societe Generale, 4.25%, 2022	EUR	100,000	155,108

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Major Banks - continued
Wells Fargo & Co., 2.1%, 2017		$500,000	$514,601
Wells Fargo & Co., 5.375%, 2043		125,000	123,397

			$16,968,572
Medical & Health Technology & Services - 3.8%
AmSurg Corp., 5.625%, 2020		$705,000	$733,200
Davita, Inc., 6.375%, 2018		2,180,000	2,289,000
Davita, Inc., 6.625%, 2020		986,000	1,055,020
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)		665,000	741,475
Fresenius Medical Care Capital Trust III, 5.625%, 2019 (n)		495,000	534,600
Fresenius Medical Care Capital Trust III, 5.875%, 2022 (n)		335,000	357,613
HCA, Inc., 8.5%, 2019		2,005,000	2,142,844
HCA, Inc., 7.5%, 2022		2,160,000	2,403,000
HCA, Inc., 5.875%, 2022		680,000	705,500
HealthSouth Corp., 8.125%, 2020		1,825,000	2,007,500
IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 2019		990,000	1,046,925
Kinetic Concepts, Inc., 12.5%, 2019		635,000	701,675
Lifepoint Hospitals, Inc., 5.5%, 2021 (z)		675,000	678,375
McKesson Corp., 7.5%, 2019		110,000	136,055
Owens & Minor, Inc., 6.35%, 2016		970,000	1,061,912
Tenet Healthcare Corp., 8%, 2020		820,000	893,800
Tenet Healthcare Corp., 4.5%, 2021		730,000	697,150
Tenet Healthcare Corp., 8.125%, 2022		515,000	558,775
Universal Health Services, Inc., 7%, 2018		1,055,000	1,128,850
Universal Health Services, Inc., 7.625%, 2020		1,175,000	1,233,750

			$21,107,019
Medical Equipment - 0.4%
Biomet, Inc., 6.5%, 2020		$915,000	$969,900
Physio-Control International, Inc., 9.875%, 2019 (n)		527,000	590,240
Teleflex, Inc., 6.875%, 2019		595,000	624,750

			$2,184,890
Metals & Mining - 2.3%
ArcelorMittal S.A., 6.75%, 2022		$235,000	$254,681
ArcelorMittal S.A., 7.25%, 2041		555,000	527,250
Arch Coal, Inc., 7.25%, 2020		545,000	411,475
Barrick International (Barbados) Corp., 5.75%, 2016 (n)		1,258,000	1,401,962
Cameco Corp., 5.67%, 2019	CAD	220,000	229,518
Century Aluminum Co., 7.5%, 2021 (n)		$580,000	564,050
Commercial Metals Co., 4.875%, 2023		525,000	489,563
Consol Energy, Inc., 8%, 2017		925,000	978,188
Consol Energy, Inc., 8.25%, 2020		765,000	831,938
First Quantum Minerals Ltd., 7.25%, 2019 (n)		1,240,000	1,196,600

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Metals & Mining - continued
Fortescue Metals Group Ltd., 8.25%, 2019 (n)		$745,000	$832,538
Glencore Finance (Europe) S.A., 6.5%, 2019	GBP	50,000	93,048
Peabody Energy Corp., 7.375%, 2016		$570,000	642,675
Peabody Energy Corp., 6%, 2018		445,000	472,813
Peabody Energy Corp., 6.25%, 2021		445,000	455,013
Plains Exploration & Production Co., 6.875%, 2023		250,000	276,875
Rio Tinto Finance (USA) PLC, 2.25%, 2018		109,000	109,582
Rio Tinto Finance PLC, 2%, 2020	EUR	100,000	136,166
Southern Copper Corp., 5.25%, 2042		$250,000	201,448
TMS International Corp., 7.625%, 2021 (n)		550,000	580,250
Vale Overseas Ltd., 4.625%, 2020		490,000	499,514
Vale Overseas Ltd., 4.375%, 2022		500,000	482,892
Walter Energy, Inc., 9.5%, 2019 (n)		500,000	522,500
Walter Energy, Inc., 8.5%, 2021		650,000	547,625
Xstrata Finance (Canada) Ltd., 5.25%, 2017	EUR	200,000	303,895

			$13,042,059
Mortgage-Backed - 2.8%
Fannie Mae, 3.5%, 2043		$510,374	$514,964
Fannie Mae, 4.521%, 2014		123,888	124,284
Fannie Mae, 4.523%, 2014		279,366	278,714
Fannie Mae, 4.77%, 2014		305,303	307,265
Fannie Mae, 4.56%, 2015		165,907	172,721
Fannie Mae, 4.665%, 2015		134,695	139,075
Fannie Mae, 4.74%, 2015		320,176	331,924
Fannie Mae, 4.78%, 2015		371,576	389,059
Fannie Mae, 4.815%, 2015		341,858	355,807
Fannie Mae, 4.87%, 2015		272,474	283,451
Fannie Mae, 4.89%, 2015		91,014	94,092
Fannie Mae, 4.909%, 2015		435,418	451,598
Fannie Mae, 6%, 2016 - 2037		1,055,533	1,149,263
Fannie Mae, 5.5%, 2019 - 2037		4,102,560	4,481,096
Fannie Mae, 4.88%, 2020		188,590	207,274
Fannie Mae, 6.5%, 2032 - 2033		300,106	338,026
Fannie Mae, 5%, 2035		729,703	792,682
Fannie Mae, 3.5%, 2043		1,668,567	1,683,574
Fannie Mae, TBA, 3%, 2028		1,180,000	1,213,003
Freddie Mac, 6%, 2034		123,292	137,362
Ginnie Mae, 3%, 2043		403,825	395,280
Ginnie Mae, 5.5%, 2039		682,042	750,152
Ginnie Mae, 4.5%, 2041		1,179,694	1,278,261

			$15,868,927

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Municipals - 0.2%
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 2023		$370,000	$342,405
New York, NY, Transitional Finance Authority Rev., Future Tax Secured, “A”, 5%, 2042		950,000	991,458

			$1,333,863
Natural Gas - Distribution - 0.5%
AmeriGas Finance LLC, 6.75%, 2020		$1,315,000	$1,433,350
Ferrellgas LP/Ferrellgas Finance Corp., 6.5%, 2021		1,065,000	1,083,638
Ferrellgas LP/Ferrellgas Finance Corp., 6.75%, 2022 (n)		210,000	213,675
Gas Natural Fenosa Finance B.V., 3.875%, 2023	EUR	200,000	285,832

			$3,016,495
Natural Gas - Pipeline - 2.6%
Access Midstream Partners Co., 5.875%, 2021		$40,000	$42,800
Access Midstream Partners Co., 4.875%, 2023		1,695,000	1,661,100
Atlas Pipeline Partners LP, 4.75%, 2021 (n)		310,000	286,750
Atlas Pipeline Partners LP, 5.875%, 2023 (n)		610,000	591,700
Crestwood Midstream Partners LP, 6.125%, 2022 (n)		210,000	214,725
Crosstex Energy, Inc., 8.875%, 2018		1,705,000	1,798,775
Crosstex Energy, Inc., 7.125%, 2022		75,000	85,500
El Paso Corp., 7%, 2017		1,215,000	1,375,020
El Paso Corp., 7.75%, 2032		1,656,000	1,694,456
Enbridge, Inc., 3.19%, 2022	CAD	255,000	229,411
Energy Transfer Equity LP, 7.5%, 2020		$1,380,000	1,573,200
Energy Transfer Partners LP, 3.6%, 2023		533,000	501,470
Enterprise Products Partners LP, 7.034% to 2018, FRN to 2068		49,000	54,023
Inergy Midstream LP, 6%, 2020 (n)		1,155,000	1,182,431
MarkWest Energy Partners LP, 5.5%, 2023		200,000	204,000
MarkWest Energy Partners LP, 4.5%, 2023		100,000	94,750
Sabine Pass Liquefaction, 5.625%, 2021 (n)		245,000	241,938
Sabine Pass Liquefaction, 5.625%, 2023 (n)		685,000	649,038
Spectra Energy Capital LLC, 8%, 2019		810,000	988,227
Summit Midstream Holdings LLC, 7.5%, 2021 (n)		530,000	553,850
TransCanada PipeLines Ltd., 5.1%, 2017	CAD	225,000	231,449

			$14,254,613
Network & Telecom - 1.2%
Centurylink, Inc., 7.65%, 2042		$700,000	$631,750
Citizens Communications Co., 9%, 2031		1,135,000	1,143,513
Deutsche Telekom International Finance B.V., 4.875%, 2025	EUR	150,000	240,774
Empresa Nacional de Telecomunicaciones S.A., 4.875%, 2024 (n)		$483,000	473,147
France Telecom-Orange S.A., 3%, 2022	EUR	100,000	139,804

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Network & Telecom - continued
Frontier Communications Corp., 8.125%, 2018		$470,000	$542,850
Telecom Italia S.p.A, 5.625%, 2015	GBP	100,000	171,855
Telecom Italia S.p.A., 5.375%, 2019	EUR	200,000	285,584
Telefonica Emisiones S.A.U., 3.987%, 2023	EUR	200,000	281,964
TW Telecom Holdings, Inc., 5.375%, 2022 (n)		$290,000	288,913
TW Telecom Holdings, Inc., 5.375%, 2022		515,000	513,069
Verizon Communications, Inc., 4.5%, 2020		378,000	405,896
Verizon Communications, Inc., 5.15%, 2023		250,000	266,788
Verizon Communications, Inc., 6.4%, 2033		300,000	334,911
Windstream Corp., 8.125%, 2018		380,000	409,450
Windstream Corp., 7.75%, 2020		345,000	369,150
Windstream Corp., 7.75%, 2021		270,000	288,225

			$6,787,643
Oil Services - 1.5%
Bristow Group, Inc., 6.25%, 2022		$1,020,000	$1,078,650
Dresser-Rand Group, Inc., 6.5%, 2021		305,000	323,300
Edgen Murray Corp., 8.75%, 2020 (n)		915,000	1,059,113
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 2022 (n)		1,065,000	1,088,963
Pacific Drilling S.A., 5.375%, 2020 (n)		840,000	848,400
Qgog Constellation S.A., 6.25%, 2019 (n)		1,390,000	1,341,350
Shale-Inland Holdings LLC/Finance Co., 8.75%, 2019 (n)		1,280,000	1,302,400
Unit Corp., 6.625%, 2021		1,340,000	1,407,000

			$8,449,176
Other Banks & Diversified Financials - 2.5%
Alfa Bank, 7.5%, 2019 (n)		$811,000	$853,578
Banco de Credito del Peru, 6.125% to 2022, FRN to 2027 (n)		779,000	784,843
Banco GNB Sudameris S.A., 3.875%, 2018 (n)		291,000	274,268
Banque Federative du Credit Mutuel, 2%, 2019	EUR	100,000	136,122
BB&T Corp., 3.95%, 2016		$250,000	268,131
BBVA Banco Continental S.A., 5%, 2022 (n)		146,000	143,080
BBVA Bancomer S.A. de C.V., 6.5%, 2021 (n)		900,000	945,000
BBVA Bancomer S.A. de C.V., 6.75%, 2022 (n)		1,004,000	1,060,224
CaixaBank S.A., 3.25%, 2016	EUR	100,000	140,642
Capital One Bank (USA) N.A., 3.375%, 2023		$384,000	361,117
Citigroup, Inc., 3.375%, 2023		500,000	479,365
Deutsche Bank Capital Funding Trust, 5.33% to 2013, FRN to 2049	EUR	150,000	195,624
Discover Bank, 7%, 2020		$250,000	294,508
Erste Group Bank AG, 7.125%, 2022	EUR	150,000	238,715
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)		2,297,000	2,986,100
Grupo Aval Ltd., 5.25%, 2017 (n)		795,000	826,800
Intesa Sanpaolo S.p.A., 4.125%, 2016	EUR	100,000	143,430

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Other Banks & Diversified Financials - continued
Intesa Sanpaolo S.p.A., 5.25%, 2022	GBP	100,000	$169,435
KBC Internationale Financieringsmaatschappij N.V., 4.5%, 2017	EUR	150,000	225,373
LBG Capital No. 1 PLC, 7.875%, 2020 (n)		$1,940,000	2,079,680
LBG Capital No. 2 PLC, 6.385%, 2020	EUR	200,000	283,927
Rabobank Nederland N.V., 4%, 2022	GBP	100,000	170,124
Santander Issuances S.A., 4.5% to 2014, FRN to 2019	EUR	100,000	127,359
UBS AG, 7.625%, 2022		$500,000	571,867

			$13,759,312
Pharmaceuticals - 1.1%
Capsugel FinanceCo. SCA, 9.875%, 2019 (n)	EUR	651,000	$989,404
Capsugel S.A., 7%, 2019 (n)(p)		$245,000	249,288
Celgene Corp., 1.9%, 2017		400,000	402,030
Endo Health Solutions, Inc., 7.25%, 2022		545,000	589,963
Hospira, Inc., 6.05%, 2017		200,000	220,559
Mylan, Inc., 2.55%, 2019		265,000	265,827
Valeant Pharmaceuticals International, Inc., 7%, 2020 (n)		1,405,000	1,506,863
Valeant Pharmaceuticals International, Inc., 7.25%, 2022 (n)		1,030,000	1,109,825
Vantage Point Imaging, 7.5%, 2021 (n)		525,000	577,500
Watson Pharmaceuticals, Inc., 1.875%, 2017		200,000	199,541

			$6,110,800
Precious Metals & Minerals - 0.4%
Eldorado Gold Corp., 6.125%, 2020 (n)		$1,075,000	$1,053,500
IAMGOLD Corp., 6.75%, 2020 (n)		1,618,000	1,435,975

			$2,489,475
Printing & Publishing - 0.4%
American Media, Inc., 13.5%, 2018 (z)		$11,911	$12,804
Gannett Co., Inc., 6.375%, 2023 (n)		595,000	620,288
Gannett Co., Inc., 5.125%, 2019 (z)		5,000	5,156
Gannett Co., Inc., 5.125%, 2020 (n)		60,000	61,200
Lamar Media Corp., 5%, 2023		580,000	553,900
Moody’s Corp., 4.875%, 2024		200,000	201,330
Nielsen Finance LLC, 7.75%, 2018		645,000	701,438
Wolters Kluwer N.V., 6.375%, 2018	EUR	100,000	162,936

			$2,319,052
Railroad & Shipping - 0.1%
CSX Corp., 4.1%, 2044		$200,000	$171,169
Watco Cos. LLC, 6.375%, 2023 (n)		570,000	568,575

			$739,744

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Real Estate - 1.2%
Aviv Healthcare Properties LP, 6%, 2021 (n)		$730,000	$748,250
Boston Properties, Inc., REIT, 3.125%, 2023		250,000	232,659
CNL Lifestyle Properties, Inc., REIT, 7.25%, 2019		475,000	490,438
DuPont Fabros Technology, Inc., REIT, 5.875%, 2021 (n)		760,000	782,800
ERP Properties, REIT, 7.75%, 2020		665,000	765,208
ERP Properties, REIT, 5.75%, 2022		750,000	773,192
Felcor Lodging LP, REIT, 5.625%, 2023		415,000	404,625
Hammerson PLC, REIT, 2.75%, 2019	EUR	100,000	140,520
MPT Operating Partnership LP, REIT, 6.875%, 2021		$680,000	729,300
MPT Operating Partnership LP, REIT, 6.375%, 2022		540,000	556,200
Simon Property Group, Inc., REIT, 10.35%, 2019		660,000	904,088

			$6,527,280
Retailers - 1.3%
Academy Ltd., 9.25%, 2019 (n)		$295,000	$325,975
Burlington Coat Factory Warehouse Corp., 10%, 2019		810,000	908,213
Cencosud S.A., 5.5%, 2021		250,000	256,034
CST Brands, Inc., 5%, 2023 (n)		90,000	86,625
Dollar General Corp., 4.125%, 2017		827,000	883,563
Gap, Inc., 5.95%, 2021		300,000	332,490
Home Depot, Inc., 4.875%, 2044		200,000	203,244
J. Crew Group, Inc., 8.125%, 2019		130,000	136,988
Jo-Ann Stores Holdings, Inc., 9.75%, 2019 (n)(p)		860,000	898,700
Limited Brands, Inc., 6.9%, 2017		305,000	349,988
Limited Brands, Inc., 6.95%, 2033		670,000	663,300
Marks & Spencer Group PLC, 4.75%, 2025	GBP	100,000	163,939
Rite Aid Corp., 9.25%, 2020		$1,125,000	1,297,969
Sally Beauty Holdings, Inc., 6.875%, 2019		475,000	525,469
William Carter Co., 5.25%, 2021 (n)		30,000	30,525

			$7,063,022
Specialty Chemicals - 0.2%
Chemtura Corp., 5.75%, 2021		$595,000	$602,438
Koppers, Inc., 7.875%, 2019		285,000	309,225
SIBUR Securities Ltd., 3.914%, 2018 (n)		220,000	213,125

			$1,124,788
Specialty Stores - 0.4%
Advance Auto Parts, Inc., 4.5%, 2023		$320,000	$319,723
Canadian Tire Corp. Ltd., 4.95%, 2015	CAD	230,000	226,492
Michaels Stores, Inc., 11.375%, 2016		$414,000	424,354
Michaels Stores, Inc., 7.75%, 2018		1,080,000	1,169,100

			$2,139,669

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Supermarkets - 0.1%
Delhaize Group, 3.125%, 2020	EUR	100,000	$141,128
William Morrison Supermarkets PLC, 3.5%, 2026	GBP	100,000	150,746

			$291,874
Telecommunications - Wireless - 3.1%
America Movil S.A.B. de C.V., 4.75%, 2022	EUR	200,000	$310,099
American Tower Corp., REIT, 3.5%, 2023		$215,000	197,316
Crown Castle International Corp., 7.125%, 2019		1,005,000	1,088,315
Crown Castle International Corp., 5.25%, 2023		200,000	197,500
Digicel Group Ltd., 8.25%, 2017 (n)		710,000	739,288
Digicel Group Ltd., 10.5%, 2018 (n)		350,000	377,125
Digicel Group Ltd., 8.25%, 2020 (n)		811,000	847,495
Digicel Group Ltd., 6%, 2021 (n)		680,000	656,200
Eileme 2 AB, 11.625%, 2020 (n)		765,000	919,913
MetroPCS Wireless, Inc., 7.875%, 2018		785,000	845,838
MetroPCS Wireless, Inc., 6.25%, 2021 (n)		975,000	1,014,000
Millicom International Cellular S.A., 4.75%, 2020 (n)		390,000	372,450
Millicom International Cellular S.A., 6.625%, 2021 (n)		409,000	417,180
MTS International Funding Ltd., 5%, 2023 (n)		488,000	455,060
Sprint Capital Corp., 6.875%, 2028		1,315,000	1,249,250
Sprint Corp., 7.875%, 2023 (n)		1,170,000	1,281,150
Sprint Nextel Corp., 8.375%, 2017		815,000	945,400
Sprint Nextel Corp., 9%, 2018 (n)		415,000	502,150
Sprint Nextel Corp., 6%, 2022		830,000	823,775
T-Mobile USA, Inc, 6.5%, 2024		370,000	374,625
T-Mobile USA, Inc., 6.125%, 2022		135,000	137,531
T-Mobile USA, Inc., 5.25%, 2018 (n)		50,000	52,125
T-Mobile USA, Inc., 6.464%, 2019		210,000	223,650
T-Mobile USA, Inc., 6.633%, 2021		210,000	219,975
Wind Acquisition Finance S.A., 11.75%, 2017 (n)		745,000	791,562
Wind Acquisition Finance S.A., 12.25%, 2017 (n)(p)		945,000	931,015
Wind Acquisition Finance S.A., 7.25%, 2018 (n)		1,170,000	1,228,500

			$17,198,487
Telephone Services - 0.4%
Cogent Communications Group, Inc., 8.375%, 2018 (n)		$445,000	$485,050
Level 3 Financing, Inc., 9.375%, 2019		475,000	530,803
Level 3 Financing, Inc., 8.625%, 2020		630,000	705,600
TELUS Corp., 5.05%, 2020	CAD	225,000	232,601

			$1,954,054
Tobacco - 0.4%
Altria Group, Inc., 2.85%, 2022		$250,000	$230,280
Imperial Tobacco Group PLC, 5.5%, 2026	GBP	150,000	271,359

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Tobacco - continued
Lorillard Tobacco Co., 8.125%, 2019		$250,000	$308,776
Reynolds American, Inc., 6.75%, 2017		1,040,000	1,208,066

			$2,018,481
Transportation - 0.1%
Far Eastern Shipping Co., 8%, 2018 (n)		$526,000	$469,455

Transportation - Services - 2.0%
Aguila American Resources Ltd., 7.875%, 2018 (n)		$1,155,000	$1,225,744
Avis Budget Car Rental LLC, 8.25%, 2019		535,000	583,150
CEVA Group PLC, 8.375%, 2017 (n)		2,075,000	2,178,750
ERAC USA Finance Co., 6.375%, 2017 (n)		1,000,000	1,162,383
HIT Finance B.V., 4.875%, 2021	EUR	150,000	230,470
Jack Cooper Finance Co., 9.25%, 2020 (n)		$635,000	682,625
Navios Maritime Acquisition Corp., 8.125%, 2021 (n)		500,000	506,250
Navios Maritime Holding, Inc., 7.375%, 2022 (z)		500,000	502,500
Navios South American Logistics, Inc., 9.25%, 2019		748,000	807,840
Swift Services Holdings, Inc., 10%, 2018		1,940,000	2,160,675
Syncreon Group BV/Syncre, 8.625%, 2021 (n)		670,000	695,125
Topaz Marine S.A., 8.625%, 2018 (n)		208,000	209,040

			$10,944,552
U.S. Treasury Obligations - 4.7%
U.S. Treasury Bonds, 6.25%, 2023 (f)		$1,800,000	$2,361,235
U.S. Treasury Bonds, 6.875%, 2025		9,731,000	13,538,254
U.S. Treasury Bonds, 5.375%, 2031		286,200	359,092
U.S. Treasury Bonds, 4.5%, 2036		95,000	107,973
U.S. Treasury Bonds, 4.75%, 2037		2,986,200	3,511,586
U.S. Treasury Bonds, 3.125%, 2043		7,420,000	6,507,570

			$26,385,710
Utilities - Electric Power - 1.9%
AES Corp., 8%, 2017		$145,000	$170,013
AES Corp., 7.375%, 2021		525,000	593,250
Calpine Corp., 7.875%, 2020 (n)		448,000	490,560
Calpine Corp., 6%, 2022 (n)		340,000	349,350
Covanta Holding Corp., 7.25%, 2020		1,080,000	1,179,639
E.CL S.A., 5.625%, 2021		757,000	790,007
E.ON International Finance B.V., 6.375%, 2032	GBP	50,000	100,408
Enel Finance International N.V., 4.875%, 2020	EUR	200,000	305,472
Enel S.p.A., 6.25%, 2019	GBP	100,000	183,526
Energy Future Holdings Corp., 10%, 2020		$1,223,000	1,299,438
Energy Future Holdings Corp., 10%, 2020 (n)		835,000	885,100
InterGen N.V., 7%, 2023 (n)		715,000	738,238

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Utilities - Electric Power - continued
NGG Finance PLC, FRN, 5.625%, 2073	GBP	100,000	$164,949
NRG Energy, Inc., 8.25%, 2020		$1,250,000	1,390,625
NRG Energy, Inc., 6.625%, 2023		365,000	374,125
PPL WEM Holdings PLC, 5.375%, 2021 (n)		250,000	269,501
Red Electrica de Espana, 3.5%, 2016	EUR	100,000	144,132
Red Electrica de Espana, 4.75%, 2018	EUR	100,000	152,511
System Energy Resources, Inc., 5.129%, 2014 (z)		$388,407	389,542
Texas Competitive Electric Holdings Co. LLC, 11.5%, 2020 (n)		630,000	461,475
Viridian Group FundCo II, Ltd., 11.125%, 2017 (z)		373,000	409,368

			$10,841,229
Utilities - Water - 0.1%
Veolia Environnement S.A., FRN, 4.45%, 2049	EUR	200,000	$269,798
Total Bonds (Identified Cost, $560,054,069)			$575,812,970

Convertible Bonds - 0.1%
Network & Telecom - 0.1%
Nortel Networks Corp., 2.125%, 2014 (Identified Cost, $594,038) (a)(d)		$600,000	$591,000

Preferred Stocks - 0.2%
Other Banks & Diversified Financials - 0.2%
Ally Financial, Inc., 7% (z)		380	$365,168
GMAC Capital Trust I, 8.125%		22,000	590,480
Total Preferred Stocks (Identified Cost, $909,735)			$955,648

Floating Rate Loans (g)(r) - 1.0%
Aerospace - 0.1%
TransDigm, Inc., Term Loan C, 3.75%, 2020		$397,279	$398,990

Conglomerates - 0.1%
Silver II U.S. Holdings LLC, Term Loan, 4%, 2019		$392,573	$392,266

Consumer Services - 0.0%
Realogy Corp., Extended Term Loan, 4.5%, 2020		$259,637	$262,017

Energy - Independent - 0.1%
MEG Energy Corp., Term Loan B, 3.75%, 2020		$537,651	$540,844

Entertainment - 0.1%
Cedar Fair LP, Term Loan B, 3.25%, 2020		$332,694	$333,318

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Floating Rate Loans (g)(r) - continued
Food & Beverages - 0.2%
Aramark Corp., Term Loan D, 4%, 2019	$400,649	$402,151
Darling International, Inc., Bridge Term Loan, 2014 (o)	716,201	716,201
H.J. Heinz Co., Term Loan B2, 3.5%, 2020	225,570	226,980

		$1,345,332
Gaming & Lodging - 0.0%
Hilton Worldwide Finance LLC, Term Loan B2, 4%, 2020	$63,648	$63,847

Metals & Mining - 0.1%
FMG Resources Ltd., New Term Loan B, 4.25%, 2019 (o)	$446,190	$450,253

Retailers - 0.1%
Rite Aid Corp., 2nd Lien Term Loan, 4.87%, 2021	$44,587	$45,144
Toys “R” Us Property Co. I LLC, Term Loan B, 6%, 2019	628,482	610,570

		$655,714
Transportation - Services - 0.2%
Commercial Barge Line Co., 1st Lien Term Loan, 7.5%, 2019	$1,236,991	$1,223,075

Utilities - Electric Power - 0.0%
Calpine Construction Finance Co., Term Loan B1, 3%, 2020	$124,386	$123,008
Total Floating Rate Loans (Identified Cost, $5,791,669)		$5,788,664

Common Stocks - 0.0%
Automotive - 0.0%
Accuride Corp. (a)	12,648	$44,394

Printing & Publishing - 0.0%
American Media Operations, Inc. (a)	3,053	$14,929
Total Common Stocks (Identified Cost, $271,148)		$59,323

Money Market Funds - 12.9%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	71,783,375	$71,783,375
Total Investments (Identified Cost, $639,404,034)		$654,990,980

Other Assets, Less Liabilities - (17.5)%		(97,753,369)
Net Assets - 100.0%		$557,237,611

(a)	Non-income producing security.
(d)	In default. Interest and/or scheduled principal payment(s) have been missed.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

Portfolio of Investments – continued

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $172,184,143 representing 30.9% of net assets.
(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown represents the weighted average coupon rate for settled amounts.
(p)	Payment-in-kind security.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Ally Financial, Inc., 7% (Preferred Stock)	4/13/11-4/14/11	$356,250	$365,168
American Media, Inc., 13.5%, 2018	12/22/10	12,047	12,804
Appvion, Inc., 9%, 2020	11/13/13	586,114	581,613
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.771%, 2040	3/01/06	714,251	339,004
Gannett Co., Inc., 5.125%, 2019	9/26/13	4,938	5,156
Gazprom Neft, 6%, 2023	11/20/13	209,000	209,692
IAC/InterActive Corp., 4.875%, 2018	11/12/13	175,000	178,719
Lifepoint Hospitals, Inc., 5.5%, 2021	11/21/13-11/22/13	675,650	678,375
Macquarie Group Ltd., 3%, 2018	11/25/13	398,400	400,234
Navios Maritime Holding, Inc., 7.375%, 2022	11/15/13	503,748	502,500
Spirit Master Funding LLC, 5.05%, 2023	7/15/05	1,098,427	1,118,093
System Energy Resources, Inc., 5.129%, 2014	4/16/04	388,407	389,542
Viridian Group FundCo II, Ltd., 11.125%, 2017	3/01/12	364,193	409,368
Vnesheconombank, 5.942%, 2023	11/18/13	200,000	200,392
WESCO Distribution, Inc., 5.375%, 2021	11/21/13	135,000	136,013
Total Restricted Securities			$5,526,673
% of Net assets			1.0%

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TBA	To Be Announced

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
ZAR	South African Rand

Derivative Contracts at 11/30/13

Forward Foreign Currency Exchange Contracts at 11/30/13

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	AUD	Goldman Sachs International	398,172	1/17/14	$371,249	$361,700	$9,549
SELL	AUD	Westpac Banking Corp.	899,091	1/17/14	851,857	816,736	35,121
SELL	CAD	Credit Suisse Group	28,000	1/17/14	26,641	26,333	308
SELL	CAD	Goldman Sachs International	692,791	1/17/14	654,025	651,543	2,482
SELL	CAD	Merrill Lynch International Bank	3,351,205	1/17/14	3,222,988	3,151,675	71,313
BUY	CNY	Deutsche Bank AG	8,988,000	1/15/14	1,432,465	1,473,228	40,763
BUY	EUR	Barclays Bank PLC	118,119	1/17/14	159,685	160,466	781

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 11/30/13 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives – continued
BUY	EUR	Credit Suisse Group	546,000	1/17/14	$738,599	$741,750	$3,151
BUY	EUR	Goldman Sachs International	118,799	1/17/14	160,584	161,390	806
BUY	EUR	Merrill Lynch International Bank	707,000	1/17/14	955,857	960,471	4,614
SELL	EUR	Citibank N.A.	811,000	1/17/14	1,114,745	1,101,757	12,988
SELL	EUR	Goldman Sachs International	143,000	1/17/14	197,492	194,268	3,224
SELL	EUR	JPMorgan Chase Bank N.A.	1,189,000	1/17/14	1,625,771	1,615,276	10,495
SELL	EUR	Merrill Lynch International Bank	32,000	1/17/14	43,688	43,473	215
BUY	GBP	Citibank N.A.	1,156,000	1/17/14	1,858,815	1,891,522	32,707
BUY	INR	Deutsche Bank AG	85,079,000	12/16/13	1,356,489	1,357,235	746
SELL	JPY	Barclays Bank PLC	143,919,000	1/17/14	1,440,175	1,405,609	34,566
SELL	JPY	Brown Brothers Harriman	9,357,000	1/17/14	93,676	91,387	2,289
SELL	JPY	Credit Suisse Group	138,959,658	1/17/14	1,387,496	1,357,173	30,323
SELL	JPY	Goldman Sachs International	1,491,720,801	1/17/14	15,201,166	14,569,140	632,026
SELL	MXN	Deutsche Bank AG	53,364,000	12/18/13	4,123,893	4,067,361	56,532
BUY	PLN	Barclays Bank PLC	2,120,500	12/13/13	676,417	684,738	8,321
BUY	PLN	JPMorgan Chase Bank N.A.	2,120,500	12/13/13	679,441	684,738	5,297
SELL	SEK	Goldman Sachs International	2,054,835	1/17/14	315,091	313,132	1,959

							$1,000,576

Liability Derivatives
SELL	AUD	Goldman Sachs International	637,308	1/17/14	$576,475	$578,932	$(2,457)
BUY	CAD	Barclays Bank PLC	86,000	1/17/14	82,107	80,880	(1,227)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 11/30/13 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives – continued
SELL	CHF	Goldman Sachs International	1,657	1/17/14	$1,810	$1,828	$(18)
SELL	CNY	Deutsche Bank AG	8,983,000	1/15/14	1,445,653	1,472,408	(26,755)
SELL	DKK	Deutsche Bank AG	2,818,044	1/17/14	510,331	513,484	(3,153)
BUY	EUR	Citibank N.A.	142,089	1/17/14	195,857	193,030	(2,827)
BUY	EUR	Credit Suisse Group	88,000	1/17/14	120,353	119,549	(804)
BUY	EUR	Deutsche Bank AG	2,026,187	1/17/14	2,792,730	2,752,608	(40,122)
BUY	EUR	UBS AG	1,085,901	1/17/14	1,496,961	1,475,214	(21,747)
SELL	EUR	Citibank N.A.	898,436	1/17/14	1,210,302	1,220,540	(10,238)
SELL	EUR	Deutsche Bank AG	15,636,627	1/17/14	21,102,176	21,242,610	(140,434)
SELL	EUR	Goldman Sachs International	497,834	1/17/14	673,153	676,315	(3,162)
SELL	EUR	JPMorgan Chase Bank N.A.	15,636,627	1/17/14	21,105,194	21,242,610	(137,416)
SELL	EUR	Merrill Lynch International Bank	559,000	1/17/14	751,754	759,410	(7,656)
SELL	EUR	UBS AG	3,266,872	1/17/14	4,434,067	4,438,099	(4,032)
SELL	GBP	Barclays Bank PLC	134,000	1/17/14	215,104	219,259	(4,155)
SELL	GBP	Citibank N.A.	50,000	1/17/14	79,535	81,813	(2,278)
SELL	GBP	Credit Suisse Group	2,105,157	1/17/14	3,361,440	3,444,593	(83,153)
SELL	GBP	Merrill Lynch International Bank	2,105,157	1/17/14	3,363,746	3,444,593	(80,847)
BUY	JPY	Citibank N.A.	6,161,000	1/17/14	61,527	60,172	(1,355)
BUY	JPY	Goldman Sachs International	3,452,000	1/17/14	35,265	33,715	(1,550)
BUY	KRW	JPMorgan Chase Bank N.A.	44,218,500	1/22/14	41,696	41,648	(48)
BUY	MXN	JPMorgan Chase Bank N.A.	36,461,000	1/17/14	2,815,679	2,772,877	(42,802)
BUY	NOK	Goldman Sachs International	392,951	1/17/14	64,966	63,982	(984)
BUY	NZD	Barclays Bank PLC	60,690	1/17/14	50,453	49,220	(1,233)
BUY	SGD	Citibank N.A.	40,141	1/17/14	32,285	31,985	(300)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 11/30/13 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives – continued
BUY	ZAR	JPMorgan Chase Bank N.A.	360,852	1/17/14	$36,196	$35,130	$(1,066)

							$(621,819)

Futures Contracts Outstanding at 11/30/13

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures Contracts
U.S. Treasury Bond 30 yr (Long)	USD	23	$3,007,250	March - 2014	$2,450
U.S. Treasury Note 10 yr (Short)	USD	250	31,343,750	March - 2014	94,471

					$96,921

At November 30, 2013, the fund had liquid securities with an aggregate value of $384,357 to cover any commitments for certain derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 11/30/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $567,620,659)	$583,207,605
Underlying affiliated funds, at cost and value	71,783,375
Total investments, at value (identified cost, $639,404,034)	$654,990,980
Cash	685,572
Foreign currency, at value (identified cost, $18,029)	18,000
Receivables for
Forward foreign currency exchange contracts	1,000,576
Daily variation margin on open futures contracts	27,344
Investments sold	4,902,377
Interest	8,603,021
Other assets	3,646
Total assets	$670,231,516
Liabilities
Notes payable	$100,000,000
Payables for
Distributions	145,149
Forward foreign currency exchange contracts	621,819
Investments purchased	10,636,841
TBA purchase commitments	1,220,424
Payable to affiliates
Investment adviser	37,994
Transfer agent and dividend disbursing costs	4,388
Payable for independent Trustees’ compensation	94,639
Accrued interest expense	71,118
Deferred country tax expense payable	36,159
Accrued expenses and other liabilities	125,374
Total liabilities	$112,993,905
Net assets	$557,237,611
Net assets consist of
Paid-in capital	$552,883,526
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	16,074,621
Accumulated net realized gain (loss) on investments and foreign currency	(12,448,763)
Undistributed net investment income	728,227
Net assets	$557,237,611
Shares of beneficial interest outstanding	54,771,326
Net asset value per share (net assets of $557,237,611 / 54,771,326 shares of beneficial interest outstanding)	$10.17

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 11/30/13

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$36,294,950
Dividends	90,652
Dividends from underlying affiliated funds	54,088
Total investment income	$36,439,690
Expenses
Management fee	$3,525,660
Transfer agent and dividend disbursing costs	60,614
Administrative services fee	80,446
Independent Trustees’ compensation	67,030
Stock exchange fee	48,472
Custodian fee	81,508
Interest expense	980,194
Shareholder communications	219,193
Audit and tax fees	76,366
Legal fees	15,921
Miscellaneous	42,454
Total expenses	$5,197,858
Fees paid indirectly	(866)
Reduction of expenses by investment adviser	(1,465)
Net expenses	$5,195,527
Net investment income	$31,244,163
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$14,327,205
Futures contracts	476,698
Foreign currency	3,174,901
Net realized gain (loss) on investments and foreign currency	$17,978,804
Change in unrealized appreciation (depreciation)
Investments (net of $235,407 decrease in deferred country tax)	$(27,819,349)
Futures contracts	127,611
Translation of assets and liabilities in foreign currencies	(204,789)
Net unrealized gain (loss) on investments and foreign currency translation	$(27,896,527)
Net realized and unrealized gain (loss) on investments and foreign currency	$(9,917,723)
Change in net assets from operations	$21,326,440

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 11/30
	2013	2012
Change in net assets
From operations
Net investment income	$31,244,163	$33,917,466
Net realized gain (loss) on investments and foreign currency	17,978,804	7,466,748
Net unrealized gain (loss) on investments and foreign currency translation	(27,896,527)	38,522,421
Change in net assets from operations	$21,326,440	$79,906,635
Distributions declared to shareholders
From net investment income	$(33,771,682)	$(35,667,463)
Change in net assets from fund share transactions	$(1,032,873)	$159,860
Total change in net assets	$(13,478,115)	$44,399,032
Net assets
At beginning of period	570,715,726	526,316,694
At end of period (including undistributed net investment income of $728,227 and accumulated distributions in excess of net investment income of $1,290,501, respectively)	$557,237,611	$570,715,726

See Notes to Financial Statements

Financial Statements

STATEMENT OF CASH FLOWS

Year ended 11/30/13

This statement provides a summary of cash flows from investment activity for the fund.

Cash flows from operating activities:
Change in net assets from operations	$21,326,440
Adjustments to reconcile change in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(355,650,888)
Proceeds from disposition of investment securities	389,029,624
Proceeds from futures contracts	476,698
Purchases of short-term investments, net	(36,586,144)
Realized gain/loss on investments	(14,327,205)
Realized gain/loss on futures contracts	(476,698)
Unrealized appreciation/depreciation on investments	28,054,756
Unrealized appreciation/depreciation on foreign currency contracts	206,557
Net amortization/accretion of income	1,740,865
Decrease in interest and dividends receivable	1,021,743
Decrease in accrued expenses and other liabilities	(288,034)
Increase in receivable for daily variation margin on open futures contracts	(27,344)
Decrease in payable for daily variation margin on open futures contracts	(23,750)
Increase in other assets	(167)
Decrease in interest payable	(15,131)
Net cash provided by operating activities	$34,461,322
Cash flows from financing activities:
Distributions paid in cash	(33,787,849)
Repurchase of shares of beneficial interest	(1,032,873)
Net cash used by financing activities	$(34,820,722)
Net decrease in cash	$(359,400)
Cash:
Beginning of period	$1,062,972
End of period (including foreign currency of $18,000)	$703,572

Supplemental disclosure of cash flow information:

Cash paid during the year ended November 30, 2013 for interest was $995,325.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 11/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.40	$9.59	$9.99	$9.50	$7.79
Income (loss) from investment operations
Net investment income (d)	$0.57	$0.62	$0.66	$0.68	$0.58
Net realized and unrealized gain (loss) on investments and foreign currency	(0.18)	0.84	(0.31)	0.52	1.76
Total from investment operations	$0.39	$1.46	$0.35	$1.20	$2.34
Less distributions declared to shareholders
From net investment income	$(0.62)	$(0.65)	$(0.75)	$(0.71)	$(0.63)
Net increase from repurchase of capital shares	$0.00 (w)	$—	$—	$—	$0.00	(w)
Net asset value, end of period (x)	$10.17	$10.40	$9.59	$9.99	$9.50
Market value, end of period	$8.97	$10.19	$8.93	$9.51	$8.96
Total return at market value (%)	(6.13)	21.92	1.79	14.36	40.77
Total return at net asset value (%) (j)(r)(s)(x)	4.28	15.87	4.06	13.30	31.82
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	0.98	1.00	1.11	0.90
Expenses after expense reductions (f)	0.92	0.98	1.00	1.11	0.90
Net investment income	5.53	6.12	6.60	6.93	6.71
Portfolio turnover	52	45	47	56	67
Net assets at end of period (000 omitted)	$557,238	$570,716	$526,317	$548,397	$521,228
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense (f)	0.75	0.79	0.79	0.82	0.84
Senior Securities:
Total notes payable outstanding (000 omitted)	$100,000	$100,000	$100,000	$100,000	$100,000
Asset coverage per $1,000 of indebtedness (k)	$6,572	$6,707	$6,263	$6,484	$6,212

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(j)	Total return at net asset value is calculated using the net asset value of the fund, not the publicly traded price and therefore may be different than the total return at market value.
(k)	Calculated by subtracting the fund’s total liabilities (not including notes payable) from the fund’s total assets and dividing this number by the notes payable outstanding and then multiplying by 1,000.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns at net asset value per share have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Charter Income Trust (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has

Notes to Financial Statements – continued

determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of

Notes to Financial Statements – continued

derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency exchange contracts.

Notes to Financial Statements – continued

The following is a summary of the levels used as of November 30, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$634,874	$365,168	$14,929	$1,014,971
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	26,385,710	—	26,385,710
Non-U.S. Sovereign Debt	—	92,710,381	—	92,710,381
Municipal Bonds	—	1,333,863	—	1,333,863
U.S. Corporate Bonds	—	301,036,587	—	301,036,587
Residential Mortgage-Backed Securities	—	16,645,260	—	16,645,260
Commercial Mortgage-Backed Securities	—	27,572,888	—	27,572,888
Asset-Backed Securities (including CDOs)	—	1,078,801	—	1,078,801
Foreign Bonds	—	109,640,480	—	109,640,480
Floating Rate Loans	—	5,788,664	—	5,788,664
Mutual Funds	71,783,375	—	—	71,783,375
Total Investments	$72,418,249	$582,557,802	$14,929	$654,990,980

Other Financial Instruments
Futures Contracts	$96,921	$—	$—	$96,921
Forward Foreign Currency Exchange Contracts	—	378,757	—	378,757

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 11/30/12	$14,502
Change in unrealized appreciation (depreciation)	427
Balance as of 11/30/13	$14,929

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at November 30, 2013 is $427.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses

Notes to Financial Statements – continued

are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, futures contracts, and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at November 30, 2013 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$96,921	$—
Foreign Exchange	Forward Foreign Currency Exchange	1,000,576	(621,819)
Total		$1,097,497	$(621,819)

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended November 30, 2013 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency	Investments (Purchased Options)
Interest Rate	$476,698	$—	$—
Foreign Exchange	—	3,187,120	—
Equity	—	—	184,573
Total	$476,698	$3,187,120	$184,573

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended November 30, 2013 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Interest Rate	$127,611	$—	$—
Foreign Exchange	—	(206,557)	—
Equity	—	—	(4,081)
Total	$127,611	$(206,557)	$(4,081)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Purchased Options – The fund purchased call options for a premium. Purchased call options entitle the holder to buy a specified number of shares or units of a particular

Notes to Financial Statements – continued

security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter

Notes to Financial Statements – continued

into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Statement of Cash Flows – Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and does not include any short term investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in

Notes to Financial Statements – continued

additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA purchase commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended November 30, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which

Notes to Financial Statements – continued

may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, straddle loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	11/30/13	11/30/12
Ordinary income (including any short-term capital gains)	$33,771,682	$35,667,463

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 11/30/13
Cost of investments	$642,992,537
Gross appreciation	22,617,281
Gross depreciation	(10,618,838)
Net unrealized appreciation (depreciation)	$11,998,443
Undistributed ordinary income	3,850,815
Capital loss carryforwards	(8,666,578)
Other temporary differences	(2,828,595)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after November 30, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of November 30, 2013, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

11/30/17	$(8,666,578)

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.32% of the fund’s average daily net assets and 4.57% of gross income less interest expense from leveraging. Gross income is calculated based on tax

Notes to Financial Statements – continued

elections that generally include the accretion of discount and exclude the amortization of premium, which may differ from investment income reported in the Statement of Operations. The management fee, from net assets and gross income, incurred for the year ended November 30, 2013 was equivalent to an annual effective rate of 0.62% of the fund’s average daily net assets.

Transfer Agent – The fund engages Computershare Trust Company, N.A. (“Computershare”) as the sole transfer agent for the fund. MFS Service Center, Inc. (MFSC) monitors and supervises the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the year ended November 30, 2013, these fees paid to MFSC amounted to $14,551.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended November 30, 2013 was equivalent to an annual effective rate of 0.0142% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $627 and the Retirement Deferral plan resulted in an expense of $3,048. Both amounts are included in independent Trustees’ compensation for the year ended November 30, 2013. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $94,533 at November 30, 2013, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of

Notes to Financial Statements – continued

services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended November 30, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $3,808 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,465, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$56,615,835	$60,743,607
Investments (non-U.S. Government securities)	$264,670,087	$295,320,796

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the fund of up to 10% annually of its own shares of beneficial interest. The fund repurchased and retired 115,800 shares of beneficial interest during the year ended November 30, 2013 at an average price per share of $8.92 and a weighted average discount of 11.47% per share. During the year ended November 30, 2012, the fund did not repurchase any shares. Other transactions in fund shares were as follows:

	Year ended 11/30/13		Year ended 11/30/12
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions	—	$—	15,386	$159,860
Capital shares reacquired	(115,800)	(1,032,873)	—	—
	(115,800)	$(1,032,873)	15,386	$159,860

(6) Loan Agreement

The fund has a credit agreement with a bank for a revolving secured line of credit that can be drawn upon up to $100,000,000. At November 30, 2013, the fund had outstanding borrowings under this agreement in the amount of $100,000,000, which are secured by a lien on the fund’s assets. The loan’s carrying value in the fund’s Statement of Assets and Liabilities approximates its fair value. The loan value as of the

Notes to Financial Statements – continued

reporting date is considered Level 2 under the fair value hierarchy. The credit agreement matured on August 23, 2013. The trustees approved the renewal of the revolving secured line of credit up to the amount of $100,000,000 on substantially similar terms for an additional 364 day period which matures on August 22, 2014. Borrowing under the agreement can be made for liquidity or leverage purposes. Interest is charged at a rate per annum equal to LIBOR plus an agreed upon spread or an alternate rate, at the option of the borrower, stated as the greater of Overnight LIBOR or the Federal Funds Rate each plus an agreed upon spread. The fund incurred interest expense of $980,194 during the period. The fund may also be charged a commitment fee based on the average daily unused portion of the revolving secured line of credit. The fund did not incur a commitment fee during the period. For the year ended November 30, 2013, the average loan balance was $100,000,000 at a weighted average annual interest rate of 0.98%. The fund is subject to certain covenants including, but not limited to, requirements with respect to asset coverage, portfolio diversification and liquidity.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	35,197,231	187,106,188	(150,520,044)	71,783,375

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$54,088	$71,783,375

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of MFS Charter Income Trust:

We have audited the accompanying statement of assets and liabilities of MFS Charter Income Trust (the Fund), including the portfolio of investments, as of November 30, 2013, and the related statements of operations and its cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Charter Income Trust at November 30, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

January 15, 2014

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At the annual meeting of shareholders of MFS Charter Income Trust, which was held on October 3, 2013, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Shares
Nominee	For	Withheld Authority
Maureen R. Goldfarb	44,892,362.386	917,500.120
Robert J. Manning	44,799,402.693	1,010,459.813
Laurie J. Thomsen	44,879,608.994	930,253.512

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of January 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	2016	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 52)	Trustee	January 2014	2015	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	2015	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Robert E. Butler (age 72)	Trustee	January 2006	2015	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 58)	Trustee	January 2009	2016	Private investor	N/A
William R. Gutow (age 72)	Trustee	December 1993	2014	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 69)	Trustee	December 2004	2014	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 59)	Trustee	January 2009	2014	Private investor	N/A
Laurie J. Thomsen (age 56)	Trustee	March 2005	2016	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 72)	Trustee	January 2006	2014	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	N/A	Massachusetts Financial Services Company, Senior Vice President	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	N/A	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	N/A	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	N/A	Griffin Compliance LLC (provider of compliance services), Principal	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	N/A	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	N/A	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	N/A	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years	Other Directorships (j)
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	N/A	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	N/A	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	N/A	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees is currently divided into three classes, each having a term of three years which term expires on the date of the third annual meeting following the election to office of the Trustee’s class. Each year the term of one class expires. Each Trustee and officer will serve until next elected or his or her earlier death, resignation, retirement or removal.

Messrs. Butler, Kavanaugh, and Uek and Ms. Thomsen are members of the Fund’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company	State Street Bank and Trust Company
111 Huntington Avenue	1 Lincoln Street
Boston, MA 02199-7618	Boston, MA 02111-2900
Portfolio Managers	Independent Registered Public Accounting Firm
Richard Hawkins	Ernst & Young LLP
William Adams	200 Clarendon Street
Ward Brown	Boston, MA 02116
David Cole
Pilar Gomez-Bravo
Joshua Marston
Robert Persons
Matthew Ryan
Erik Weisman

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance (based on net asset value) of the Fund for various time periods ended December 31, 2012 and the investment performance (based on net asset value) of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment

Board Review of Investment Advisory Agreement – continued

advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s common shares in comparison to the performance of the other fund in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s common shares ranked 2nd out of a total of 2 funds in the Lipper performance universe for this three-year period (a ranking of first place out of the total number of funds in the performance universe indicating the best performer and a ranking of last place out of the total number of funds in the performance universe indicating the worst performer). The total return performance of the Fund’s common shares ranked 2nd out of a total of 2 funds for the one-year period and 1st out of a total of 2 funds for the five-year period ended December 31, 2012. Given the size of the Lipper performance universe and information previously provided by MFS regarding differences between the Fund and the other fund in its Lipper performance universe, the Trustees also reviewed the Fund’s performance in comparison to a custom benchmark developed by MFS. The Fund out-performed its custom benchmark for the one-, three- and five-year periods ended December 31, 2012 (one-year: 14.0% total return for the Fund versus 11.1% total return for the benchmark; three-year: 10.4% total return for the Fund versus 9.1% total return for the benchmark; five-year: 9.1% total return for the Fund versus 8.5% total return for the benchmark). Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s common shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees considered that, as a closed-end fund, the Fund is unlikely to experience meaningful asset growth. As a result, the Trustees did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The Trustees noted that they would consider economies of scale in the future in the event the Fund experiences significant asset growth, such as through an offering of preferred shares (which is not currently contemplated) or a material increase in the market value of the Fund’s portfolio securities.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative services provided to the Fund by MFS under agreements other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action

Board Review of Investment Advisory Agreement – continued

recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Closed-End Funds” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the Fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Closed-End Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

TRANSFER AGENT, REGISTRAR, AND

DIVIDEND DISBURSING AGENT

CALL

1-800-637-2304

9 a.m. to 5 p.m. Eastern time

WRITE

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940-3078

New York Stock Exchange Symbol: MCR

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek, and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended November 30, 2013 and 2012, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2013	2012
Fees billed by E&Y:
MFS Charter Income Trust	53,517	50,032

For the fiscal years ended November 30, 2013 and 2012, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2013	2012	2013	2012	2013	2012
Fees billed by E&Y:
To MFS Charter Income Trust	10,714	10,504	9,978	9,836	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2013	2012	2013	2012	2013	2012
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Charter Income Trust*	0	0	0	0	0	0

	Aggregate Fees for Non-audit Services
	2013	2012
Fees Billed by E&Y:
To MFS Charter Income Trust, MFS and MFS Related Entities#	78,692	60,340

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services: To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Robert E. Butler, John P. Kavanaugh, and Robert W. Uek and Ms. Laurie J. Thomsen.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

March 1, 2012

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, McLean Budden Limited and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C	Records Retention; and

D.	Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

In developing these proxy voting guidelines, MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.	MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would be comprised of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders, including MFS; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda, (including those related to net-operating loss carryforwards); or (4) there are severe governance concerns at the issuer.

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues—Advisory Votes on Executive Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

Classified Boards

MFS generally supports proposals to declassify a board (e.g. a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Proxy Access

MFS analyzes proposals seeking the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“Proxy Access”) on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent’s rationale for seeking Proxy Access.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, or (ii) expressly prohibit the backdating of stock options.

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an advisory vote on executive compensation if MFS determines that the issuer has adopted excessive executive compensation practices and will vote in favor of an advisory vote on executive compensation if MFS has not determined that the issuer has adopted excessive executive compensation practices. Examples of excessive executive compensation practices may include, but are not limited to, a pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, unnecessary perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/ majority of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company’s nominating committee, which, in our view, should be comprised solely of “independent” directors.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Business

MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.

Adjourn Shareholder Meeting

MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting’s agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting’s agenda.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading. MFS typically does not support proposals to separate the chairman and CEO positions as we believe that the most beneficial leadership structure of a company should be determined by the company’s board of directors. For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (e.g. the United Kingdom’s Corporate Governance Code). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will not support such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.

In accordance with local law or business practices, some foreign companies or custodians prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non-Standard Votes, as defined below, MFS will review the securities holdings reported by investment professionals that participate in such decisions to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

[1]	For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.’s (“ISS”) benchmark policy, or as required by law.

Except as described in the MFS Fund’s prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will rely on research from Glass Lewis to identify such issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g. mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.2 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not

[2]

From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.	Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.	REPORTS

MFS Funds

MFS publicly discloses the proxy voting records of the MFS Funds on an annual basis, as required by law. MFS will also report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and

“golden parachutes”) ; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

MFS may publicly disclose the proxy voting records of certain clients or the votes it casts with respect to certain matters as required by law. At any time, a report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information regarding the portfolio manager(s) of the MFS Charter Income Trust (the “Fund”) is set forth below. Each portfolio manager is primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Five Year History
Richard O. Hawkins	Lead Portfolio Manager	2004	Investment Officer of MFS; employed in the investment area of MFS since 1988.

William J. Adams	Lower Quality Debt Instruments Portfolio Manager	2011	Investment Officer of MFS; employed in the investment area of MFS since 2009, Credit Analyst at MFS from 1997 to 2005.

Ward Brown	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; Employed in the investment area of MFS since 2005

David P. Cole	Lower Quality Debt Instruments Portfolio Manager	2006	Investment Officer of MFS; employed in the investment area of MFS since 2004.

Pilar Gomez-Bravo	Global Debt Instruments Portfolio Manager	August 2013	Investment Officer of MFS; employed in the investment area of MFS since 2013; Imperial Capital from May 2012 to March 2013; Negentropy Capital from June 2011 to April 2012; Marengo Asset Management from June 2010 to April 2011; Neuberger Berman from June 2006 to May 2010

Joshua P. Marston	Structured Securities Portfolio Manager	2012	Investment Officer of MFS; Employed in the investment area of MFS since 1999

Robert D. Persons	Investment Grade Debt Instruments Portfolio Manager	August 2013	Investment Officer of MFS; employed in the investment area of MFS since 2000

Matthew W. Ryan	Emerging Markets Debt Instruments Portfolio Manager	2004	Investment Officer of MFS; employed in the investment area of MFS since 1997.

Erik S. Weisman	Sovereign Debt Obligations Portfolio Manager	2012	Investment Officer of MFS; Employed in the investment area of MFS since 2002

Compensation

Portfolio manager compensation is reviewed annually. As of December 31, 2012, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2012, the following benchmarks were used to measure the following portfolio manager’s performance for the Fund:

Fund	Portfolio Manager	Benchmark(s)
MFS Charter Income Trust	Richard O. Hawkins

Citigroup World Government Bond Non-Dollar Hedged Index JPMorgan Emerging Markets Bond Index Global

Barclay’s U.S. High-Yield Corporate Bond 2% Issuer Capped Index Barclay’s U.S. Aggregate Credit Index

Barclay’s U.S. Government/Mortgage Bond Index

	William J. Adams	Barclays U.S. High-Yield Corporate Bond Index

	Ward Brown	JPMorgan Emerging Markets Bond Index Global

	David P. Cole	Barclays U.S. High-Yield Corporate Bond Index

	Joshua P. Marston	Barclays U.S. Credit Bond Index

	Matthew W. Ryan	JPMorgan Emerging Markets Bond Index Global

	Erik S. Weisman	Citigroup World Government Bond Non-Dollar Hedged Index

As of December 31, 2012, no benchmarks were used to measure the performance of Pilar Gomez-Bravo and Robert D. Persons because neither was a portfolio manager of the Fund at that time. Additional or different benchmarks, including versions of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the Fund’s fiscal year ended November 30, 2013. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Richard O. Hawkins	N

William J. Adams	N

Ward Brown	N

David P. Cole	N

Pilar Gomez-Bravo	N

Joshua P. Marston	N

Robert D. Persons	N

Matthew W. Ryan	N

Erik S. Weisman	N

Other Accounts

In addition to the Fund, the portfolio manager of the Fund is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate. The number and assets of these accounts were as follows as of November 30, 2013:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Richard O. Hawkins	11	18.7 billion	2	$2.3 billion	5	$676.2 million
William J. Adams	12	$7.5 billion	3	$1.3 billion	1	$102.3 million
Ward Brown	12	$11.7 billion	8	$3.9 billion	6	$3.2 billion
David P. Cole	12	$7.5 billion	1	$920.9 million	1	$102.3 million
Pilar Bravo-Gomez	4	$3.4 billion	1	$2.2 billion	1	$30.6 million
Joshua P. Marston	8	$19.7 billion	9	$4.2 billion	4	$685.5 million
Robert D. Persons	11	$13.8 billion	3	$2.8 billion	4	$718.3 million
Matthew W. Ryan	14	$12.5 billion	8	$3.9 billion	6	$3.2 billion
Erik S. Weisman	11	$6.3 billion	3	$2.4 billion	1	$30.6 million

*	Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest

The Adviser seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of the Adviser or its subsidiaries with similar investment objectives. The Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Adviser or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, the Adviser believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

The Adviser and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

MFS Charter Income Trust
Period	(a) Total number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased under the Plans or Programs
12/01/12-12/31/12	0	N/A	0	5,487,174
1/01/13-1/31/13	0	N/A	0	5,487,174
2/01/13-2/28/13	0	N/A	0	5,487,174
3/01/13-3/31/13	0	N/A	0	5,488,712
4/01/13-4/30/13	0	N/A	0	5,488,712
5/01/13-5/31/13	0	N/A	0	5,488,712
6/01/13-6/30/13	0	N/A	0	5,488,712
7/01/13-7/31/13	0	N/A	0	5,488,712
8/01/13-8/31/13	0	N/A	0	5,488,712
9/1/13-9/30/13	115,800	8.92	115,800	5,372,912
10/1/13-10/31/13	0	N/A	0	5,372,912
11/1/13-11/30/13	0	N/A	0	5,372,912

Total	115,800		115,800

Note: The Board of Trustees approves procedures to repurchase shares annually. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on March 1st of each year. The programs conform to the conditions of Rule 10b-18 of the Securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (March 1 through the following February 28) to 10% of the Registrant’s outstanding shares as of the first day of the plan year (March 1). The aggregate number of shares available for purchase for the March 1, 2013 plan year is 5,488,712.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant MFS CHARTER INCOME TRUST

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: January 15, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: January 15, 2014

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: January 15, 2014

*	Print name and title of each signing officer under his or her signature.